As filed with the Securities and Exchange Commission on October 7, 2005.

PRELIMINARY COPY

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

     Preliminary Proxy Statement             Confidential, for Use of the Commission Only
      Definitive Proxy Statement                (as permitted by Rule 14a-6(e)(2))
      Definitive Additional Materials
      Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Filing By: PXRE GROUP LTD.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee:

      Fee not required.

      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	_______________________________________________________________________________________________________ Aggregate number of securities to which transaction applies:

(3)	_______________________________________________________________________________________________________
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	_______________________________________________________________________________________________________ Proposed maximum aggregate value of transaction:

(5)	_______________________________________________________________________________________________________ Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	_______________________________________________________________________________________________________ Form, Schedule or Registration Statement No.:

(3)	_______________________________________________________________________________________________________ Filing Party:

(4)	_______________________________________________________________________________________________________ Date Filed:

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PXRE GROUP LTD.
110 PITTS BAY ROAD
PEMBROKE HM 08, BERMUDA

Fellow Shareholders:

     Our Board of Directors has called a Special General Meeting (the “Meeting”) of Shareholders of PXRE Group Ltd. (“PXRE Group”) as described in the enclosed Notice of Special General Meeting of Shareholders and proxy statement. The Meeting is being called so that our shareholders may consider and act on certain matters that require their approval to enable PXRE Group to raise additional capital and to satisfy certain conditions precedent under the terms of PXRE Group’s recently issued Series D Perpetual Non-Voting Preferred Shares (the “Perpetual Preferred Shares”). At the Meeting, our Shareholders will be asked to approve (1) a proposed amendment to PXRE Group’s Bye-Laws to increase the authorized share capital from $60,000,000 to $360,000,000 and to increase the number of authorized Common Shares from 50,000,000 to 350,000,000 shares; (2) a proposed exchange of all Perpetual Preferred Shares issued in a private placement on October 7, 2005 into 34,090,909 Common Shares and the automatic cancellation of the Perpetual Preferred Shares upon receipt of the Common Shares; (3) a proposed amendment to PXRE Group’s Bye-Laws to increase the authorized share capital from $360,000,000 to $380,000,000 and to increase the number of authorized Preferred Shares from 10,000,000 to 30,000,000 shares; and (4) a proposed division of 30,000,000 of PXRE Group’s 300,000,000 newly authorized Common Shares into three pre-existing classes of Common Shares (collectively, “Convertible Common Shares”): 10,000,000 additional Class A Convertible Voting Common Shares (“Class A Convertible Common Shares”), 10,000,000 additional Class B Convertible Voting Common Shares (“Class B Convertible Common Shares”), and 10,000,000 additional Class C Convertible Voting Common Shares (“Class C Convertible Common Shares”), such Convertible Common Shares to be automatically redesignated as Common Shares upon, and to the extent of, the exercise of conversion rights attaching to such Convertible Common Shares on a one-for-one basis.

     The principal reasons we are seeking your approval for the Proposals are:

•	to satisfy, in connection with PXRE Group’s issuance of the Perpetual Preferred Shares, the conditions precedent to a mandatory exchange of the Perpetual Preferred Shares: the affirmative vote of the Company’s existing shareholders (i) authorizing an additional 300,000,000 Common Shares; and (ii) approving the exchange of the Perpetual Preferred Shares into Common Shares (or Convertible Common Shares);

•	to allow PXRE Group to complete its capital raising program and to restore common share capital to a level commensurate with PXRE Group’s counterparty credit ratings and its reinsurance subsidiaries’ financial strength ratings which were recently downgraded by Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc., and A.M. Best Company, an independent insurance industry rating organization; and

•	to provide additional authorized Preferred Shares, Convertible Common Shares and Common Shares for general corporate purposes, allowing PXRE Group to maintain financial flexibility in the event of reinsurance market opportunities or future catastrophic losses.

     The Board of Directors has unanimously approved these proposals, and recommends that our shareholders vote for these proposals.

     The Meeting will be held at 9:00 a.m., local time, on November 18, 2005 at the offices of PXRE Group, 110 Pitts Bay Road, Pembroke HM 08, Bermuda. The formal notice and proxy statement for this Meeting are attached to this letter.

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     If you own your shares through a brokerage account or in another nominee form, please follow the instructions provided on the enclosed vote instruction form. If you plan to attend the Meeting and vote in person, you must obtain a proxy from your broker or nominee and bring that proxy to the Meeting.

     Whether or not you plan to attend the Meeting, please take the time to vote by completing and mailing the enclosed proxy card to us.

     On behalf of the Board of Directors, I thank you for your participation and cooperation.

Sincerely,

GERALD L. RADKE
Chairman of the Board

YOUR VOTE IS VERY IMPORTANT.

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION NOR THE BERMUDA MONETARY AUTHORITY NOR THE BERMUDA REGISTRAR OF COMPANIES HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This proxy statement is dated October       , 2005 and was first mailed to
PXRE Group shareholders on October       , 2005.

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PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION

PXRE GROUP LTD.
110 PITTS BAY ROAD
PEMBROKE HM 08, BERMUDA

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 18, 2005

To the Shareholders of
PXRE Group Ltd.

     A Special General Meeting of Shareholders (the “Meeting”) of PXRE GROUP LTD., a Bermuda company (“PXRE Group”), will be held at the offices of PXRE Group, 110 Pitts Bay Road, Pembroke HM 08, Bermuda at 9:00 a.m., local time, for the following purposes:

1.	Proposed Authorization of Additional Common Shares. To act on proposed amendments to PXRE Group’s Bye-Laws to increase the authorized share capital from $60,000,000 to $360,000,000 and to increase the number of authorized Common Shares by an additional 300,000,000 shares;

2.	Proposed Exchange of Common Shares for Perpetual Preferred Shares. To consider and approve the exchange of all Series D Perpetual Non-Voting Preferred Shares (the “Perpetual Preferred Shares”) issued in a private placement on October 7, 2005 into 34,090,909 Common Shares and the automatic cancellation of the Perpetual Preferred Shares upon receipt of the Common Shares;

3.	Proposed Authorization of Additional Preferred Shares. To act on proposed amendments to PXRE Group’s Bye-Laws to increase the authorized share capital from $360,000,000 to $380,000,000 and to increase the number of authorized Preferred Shares by an additional 20,000,000 shares; and

4.	Proposed Authorization of Division of Newly Authorized Common Shares. To act on the proposed division of 30,000,000 of PXRE Group’s 300,000,000 newly authorized Common Shares into three pre-existing classes of Common Shares (collectively, “Convertible Common Shares”): 10,000,000 additional Class A Convertible Voting Common Shares (“Class A Convertible Common Shares”), 10,000,000 additional Class B Convertible Voting Common Shares (“Class B Convertible Common Shares”), and 10,000,000 additional Class C Convertible Voting Common Shares (“Class C Convertible Common Shares”), such Convertible Common Shares to be automatically redesignated as Common Shares upon, and to the extent of, the exercise of conversion rights attaching to such Convertible Common Shares on a one-for-one basis;

5.	Other Business. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The accompanying proxy statement more fully describes the matters to be considered at the Meeting.

     In accordance with the Bye-Laws of PXRE Group, each of the proposals must be approved by a simple majority of the shares cast, in person or by proxy, and entitled to vote at the Meeting, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

     Only shareholders of record (other than holders of Perpetual Preferred Shares) of PXRE Group at the close of business on October 14, 2005 (the “Record Date”), as shown by the transfer books of PXRE Group Ltd., are entitled to notice of, and to vote at, the Meeting and any adjournments thereof. As of the Record Date, there were               Common Shares,               Convertible Common Shares and              Convertible Voting Preferred Shares issued and outstanding.

     All shareholders are cordially invited to attend this Meeting in person. Those shareholders who are unable to attend in person are respectfully urged to execute and return the enclosed Proxy card at their earliest convenience. Any Proxy may be revoked by submitting, at least two (2) hours prior to the commencement of the Meeting, either a written notice of such revocation or a duly executed Proxy bearing a later date to PXRE Group Ltd. at its mailing address, P.O. Box HM 1282, Hamilton HM FX, Bermuda, Attn: Secretary. Attendance at the Meeting by a shareholder who has given a Proxy shall not in and of itself constitute a revocation of such Proxy. Delivery of a Proxy shall not preclude a shareholder from attending and voting in person at the Meeting and in such event, the Proxy shall be deemed to be revoked.

By Order of the Board of Directors,

DAVID J. DOYLE
Secretary

Pembroke, Bermuda
October       , 2005

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APPENDICES

Appendix I	Amendment to Bye-Law 2

Appendix II	Description of Stock for Series D Perpetual Non-Voting Preferred Shares (incorporated by reference to Exhibit B to the Share Purchase Agreement, dated September 30, 2005, between PXRE Group Ltd. and the investors named therein, filed with the SEC on October 3, 2005 as Exhibit 4.1 to PXRE Group Ltd’s Current Report on Form 8-K).

Appendix III	Share Purchase Agreement for Series D Perpetual Non-Voting Preferred Shares, dated September 30, 2005, between PXRE Group Ltd. and the investors named therein (incorporated by reference to, and filed with the SEC on October 3, 2005 as Exhibit 4.1, to PXRE Group Ltd’s Current Report on Form 8-K).

Appendix IV	Form of Registration Rights Agreement for holders of Series D Perpetual Non-Voting Preferred Shares (incorporated by reference to Exhibit C to the Share Purchase Agreement, dated September 30, 2005, between PXRE Group Ltd. and the investors named therein, filed with the SEC on October 3, 2005 as Exhibit 4.1 to PXRE Group Ltd’s Current Report on Form 8-K).

Appendix V	Agreement to Vote, dated September 28, 2005, by and among Capital Z Financial Services Fund II, L.P., Capital Z Financial Services Private Fund II, L.P., RER Reinsurance Holdings, L.P., Reservoir Capital Partners, L.P., Reservoir Capital Master Fund, L.P., Robert Stavis and PXRE Group Ltd.

Appendix VI	Description of Stock for Series A Convertible Voting Preferred Shares, Series B Convertible Voting Preferred Shares, Series C Convertible Voting Preferred Shares, Class A Convertible Voting Common Shares, Class B Convertible Voting Common Shares and Class C Convertible Voting Common Shares (incorporated by reference to Appendix II to PXRE Group Ltd.’s Proxy Statement for the February 12, 2002 Special Meeting of Shareholders).

Appendix VII	Unanimous Written Consent of the holders of Series A Convertible Voting Preferred Shares, Series B Convertible Voting Preferred Shares and Series C Convertible Voting Preferred Shares regarding authorization of additional Class A Convertible Voting Common Shares, Class B Convertible Voting Common Shares and Class C Convertible Voting Common Shares.

ATTACHMENT Proxy Card

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PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION

PROXY STATEMENT
SPECIAL GENERAL MEETING OF SHAREHOLDERS
PXRE GROUP LTD.
110 PITTS BAY ROAD, PEMBROKE HM 08, BERMUDA

INFORMATION ABOUT THE SPECIAL GENERAL MEETING AND VOTING

What Is the Purpose of the Meeting?

     We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of PXRE Group Ltd., a Bermuda exempted company limited by shares (“PXRE Group”), is soliciting your proxy vote at a Special General Meeting of Shareholders (the “Meeting”). PXRE Group Ltd. expects to mail its proxy soliciting materials for the Meeting on or about October 17, 2004.

     This proxy statement summarizes the information you need to know in order to vote at the Meeting. However, you do not need to attend the Meeting to vote your shares. Instead, you may complete, sign and return the enclosed proxy card.

What Proposals Will Be Addressed at the Meeting?

     You will be entitled to vote on the following proposals at the Meeting:

1.	The amendment to PXRE Group’s Bye-Laws to increase the authorized share capital from $60,000,000 to $360,000,000 and to increase the number of authorized Common Shares from 50,000,000 to 350,000,000 shares;

2.	The approval of the exchange of all Series D Perpetual Non-Voting Preferred Shares (the “Perpetual Preferred Shares”) issued in a private placement on October 7, 2005 into 34,090,909 Common Shares and the automatic cancellation of the Perpetual Preferred Shares upon receipt of the Common Shares.

3.	The amendment to PXRE Group’s Bye-Laws to increase the authorized share capital from $360,000,000 to $380,000,000 and to increase the number of authorized Preferred Shares from 10,000,000 to 30,000,000 shares; and

4.	The proposed division of 30,000,000 of PXRE Group’s 300,000,000 newly authorized Common Shares into three pre-existing classes of Common Shares (collectively, “Convertible Common Shares”): 10,000,000 additional Class A Convertible Voting Common Shares (“Class A Convertible Common Shares”), 10,000,000 additional Class B Convertible Voting Common Shares (“Class B Convertible Common Shares”), and 10,000,000 additional Class C Convertible Voting Common Shares (“Class C Convertible Common Shares”), such Convertible Common Shares to be automatically redesignated as Common Shares upon, and to the extent of, the exercise of conversion rights attaching to such Convertible Common Shares on a one-for-one basis;

5.	The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Why is PXRE Group Authorizing Additional Share Capital and the Exchange of the Perpetual Preferred Shares?

     On October 7, 2005, PXRE Group completed a private placement of 375,000 Perpetual Preferred Shares, which shares are mandatorily exchangeable into Common Shares (or Convertible Common Shares) immediately upon the satisfaction of certain conditions precedent (the “Exchange Conditions Precedent”). The Exchange Conditions Precedent are the affirmative vote of existing shareholders (i) authorizing an additional 300,000,000 Common Shares (described under Proposal 1); and (ii) approving the exchange of the Perpetual Preferred Shares into Common Shares (or Convertible Common Shares) (described under Proposal 2). If these proposals are approved, PXRE Group will deliver a number of Common Shares, based on an exchange ratio as set forth in the Description of Stock for Series D Perpetual Non-Voting Preferred Shares (the “Perpetual Preferred Share Description of Stock”), in return for the delivery of all outstanding Perpetual Preferred Shares by each holder of its outstanding Perpetual Preferred Shares. The terms and provisions of the rights, preferences and privileges of the Perpetual Preferred Shares are set forth in the Perpetual Preferred Share Description of Stock incorporated by reference in this proxy statement as Appendix II. For a summary of these terms, see “Proposal 2–Approval of the Exchange of Perpetual Preferred Shares into Common Shares–Description of the Perpetual Preferred Shares and the Common Shares– Series D Perpetual Non-Voting Preferred Shares.”

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     The primary purposes of Proposals 1, 2 and 4 are to satisfy, in connection with PXRE Group’s issuance of the Perpetual Preferred Shares, the Exchange Conditions Precedent and to allow PXRE Group to complete its capital raising program and to restore common share capital to a level commensurate with PXRE Group’s counterparty credit ratings and its reinsurance subsidiaries’ financial strength ratings, which were recently downgraded by Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. (“Standard & Poor’s”), and A.M. Best Company, an independent insurance industry rating organization (“A.M. Best”).

     The primary purpose of the authorization of (i) any Common Shares authorized in excess of those issued in connection with the exchange of Perpetual Preferred Shares under Proposal 1, (ii) the Preferred Shares under Proposal 3, and (iii) the division of Common Shares into classes of Convertible Common Shares under Proposal 4 in excess of those issued in connection with the exchange of Perpetual Preferred Shares is to provide additional authorized shares for general corporate purposes, allowing PXRE Group to maintain financial flexibility in the event of reinsurance market opportunities or future catastrophic losses.

Will the Newly Authorized Shares Have Preemptive Rights?

     No. PXRE Group’s current Bye-Laws do not give preemptive rights to any holder of any shares of any class of its capital stock.

When and Where Is the Special Shareholders’ Meeting Being Held?

     The Meeting will take place at 9:00 am on November 18, 2005 at the offices of PXRE Group, 110 Pitts Bay Road, Pembroke HM 08, Bermuda.

How Do I Vote My Shares in Person at the Meeting?

     If you are a shareholder of record, to vote your shares at the Meeting you should bring the enclosed proxy card or proof of identification. If you own your shares through a brokerage account or in another nominee form, to vote your shares at the Meeting you must obtain a proxy from your broker or nominee and bring that proxy to the Meeting.

     Even if you plan to attend the Meeting, we encourage you to vote by proxy card so your vote will be counted in the event you do not attend the Meeting.

What Do I Need to Do Now?

     After carefully reading and considering the information contained in this proxy statement, please respond by completing, signing and dating your proxy card and returning it in the enclosed postage paid envelope. Please submit your proxy as soon as possible so that your shares may be represented at the Meeting.

Who Is Entitled to Vote?

     The Board has set October 14, 2005 as the record date for the Meeting (the “Record Date”). If you were the owner of PXRE Group’s Common Shares, Convertible Common Shares or Series A Convertible Voting Preferred Shares (the “Series A Preferred Shares”), Series B Convertible Voting Preferred Shares (the “Series B Preferred Shares”) or Series C Convertible Voting Preferred Shares (the “Series C Preferred Shares”, and together with the Series A Preferred Shares and the Series B Preferred Shares, the “Convertible Preferred Shares”) at the close of business on the Record Date, you may vote at the Meeting. Each shareholder of record on the Record Date is entitled to notice of, and to vote at, the Meeting and at any adjournment or adjournments thereof.

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How Many Votes Do I Have?

     As of the Record Date, (i)               Common Shares were issued and outstanding and held of record by approximately               shareholders; (ii)               Convertible Common Shares were issued and outstanding and held of record by approximately              shareholders and (iii)               Convertible Voting Preferred Shares were issued and outstanding and held of record by               shareholders. The presence at the Meeting in person or by proxy of the holders representing a majority of the outstanding shares (giving effect to the limitations on voting referred to below) carrying the right to vote on a matter is necessary to constitute a quorum for the transaction of business at the Meeting.

     Each Common Share entitles the holder thereof to one vote on each matter to be voted upon at the Meeting; As of the Record Date, holders of the Common Shares are entitled to exercise approximately               % of the votes that may be cast at the Meeting.

     Each Convertible Common Share entitles the holder thereof to vote on a fully converted basis with the Common Shares, together as a class, on all matters which are submitted to a vote of the shareholders at this Meeting. The Convertible Common Shares outstanding on the Record Date are ultimately convertible into               Common Shares. As of the Record Date, holders of the Convertible Common Shares are entitled to exercise               % of the votes that may be cast at the Meeting on all matters submitted.

     Each Convertible Voting Preferred Share entitles the holder thereof to vote on a fully converted basis with the Common Shares, together as a class, on all matters which are submitted to a vote of the shareholders at this Meeting. The Convertible Voting Preferred Shares outstanding on the Record Date are ultimately convertible into               Common Shares based on the current adjusted conversion price as of June 30, 2005 of $13.26. As of the Record Date, holders of the Preferred Shares are entitled to exercise               % of the votes that may be cast at the Meeting on all matters submitted.

     Under our Bye-Laws, absent a Board waiver, no person is entitled to exercise voting power on a matter in excess of a maximum limitation of 9.9% of the votes conferred on all of our shares entitled to vote on such matter, after taking into consideration all votes held directly, indirectly, beneficially or through attribution. The Board has determined to waive this requirement with respect to Capital Z Financial Services Fund II, L.P. (“Capital Z Fund”) and Capital Z Financial Services Private Fund II, L.P. (“Capital Z Private Fund” and, together with Capital Z Fund and their affiliates, “Capital Z”), but not with respect to any other holder of Convertible Voting Preferred Shares, Convertible Common Shares or Common Shares.

     All matters referenced in this proxy statement upon which the shareholders will be asked to consider and vote upon will, in accordance with our Bye-Laws, be decided by an ordinary resolution; that is, a resolution passed by a simple majority of votes cast in person or by proxy at the Meeting entitled to vote on such matter.

     Holders of PXRE Group’s Convertible Voting Preferred Shares and Convertible Voting Common Shares have agreed with PXRE Group to vote in favor of Proposals 1 and 2 at the Meeting. The agreement to vote is attached hereto as Appendix V to this proxy statement.

     In the case of Proposal 4, the terms of the Description of Stock for Series A Convertible Voting Preferred Shares, Series B Convertible Voting Preferred Shares, Series C Convertible Voting Preferred Shares, Class A Convertible Voting Common Shares, Class B Convertible Voting Common Shares and Class C Convertible Voting Common Shares adopted by our board of directors on December 9, 2001, which we refer to as the “Outstanding Convertible Voting Preferred Description of Stock,” require consent of at least 50% of the shares of PXRE Group’s Class A Convertible Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, each voting separately as a class, before PXRE Group may authorize additional shares of any such class. All such separate required consents have been obtained and are attached to this proxy statement as Appendix VII.

     A resolution put to a vote at the Meeting will be decided on by a show of hands, unless a poll has been demanded pursuant to our Bye-Laws. Shares represented at the Meeting whose votes are withheld on any matter, shares that are represented by “broker non-votes” (that is, shares held by brokers or nominees that are represented at the Meeting but with respect to which the broker or nominee has not received voting instructions from the beneficial owner and is not empowered to vote on a particular proposal) and the shares that abstain from voting on any particular matter are not included in the tabulation of the shares voting on such matter, but are counted for quorum purposes.

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What Does It Mean If I Receive More than One Proxy Card?

     It means you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card you receive.

What Happens If I Don’t Indicate How to Vote by Proxy?

     If you properly sign your proxy card but do not include instructions on how to vote, your shares will be voted FOR approval of each of the Proposals.

What Happens If I Don’t Return a Proxy Card?

     In connection with the Proposals, not returning your proxy card will mean your vote will not count, unless you intend to be present in person to vote. This is why it is so important that you make your vote count by completing and returning your proxy card.

Can I Change My Vote After I Have Mailed My Signed Proxy Card?

     Yes. You can change your vote at any time before your proxy is voted at the Meeting. You can do this in one of three ways:

•	you can send a written notice stating that you would like to revoke your proxy to be received by the Secretary of PXRE Group not less than 2 hours prior to the time appointed for the Meeting;

•	you can complete and submit a new proxy card to be received by the Secretary of PXRE Group not less than 48 hours prior to the time appointed for the Meeting; or

•	you can attend the Meeting and vote in person.

Your attendance at the Meeting alone will not revoke your proxy. Only your vote at the Meeting will revoke your proxy.

Am I Entitled to Appraisal Rights?

The Board of Directors has not proposed any action for which the laws of Bermuda entitle shareholders to appraisal rights.

Does the Increase in the Number of Authorized Shares or the Proposed Exchange of Perpetual Preferred Shares Have Any Anti-Takeover Effects with Respect to PXRE Group?

The increase in the number of authorized shares and the subsequent issuance of Common Shares in exchange for the Perpetual Preferred Shares under Proposal 2 could have the effect of delaying or preventing a change of control of PXRE Group without further action by the shareholders. Authorized and unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control of PXRE Group more difficult, and therefore less likely. See “Proposal 2–Approval of the Exchange of Perpetual Preferred Shares into Common Shares–Anti-Takeover Effects.”

How Many Shares Must Be Represented Either in Person or by Proxy to Hold the Meeting?

The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting.

How Many Votes Are Needed to Approve the Proposals?

Each of Proposals 1, 2, 3 and 4 will be voted on separately by the shareholders of PXRE Group.

Proposals 1, 2, 3 and 4 must each be approved by a simple majority of votes cast on the proposal. Abstentions will be treated as votes cast and will have the same effect as votes against the proposal and broker non-votes will have no effect on the vote (except in the determination of whether the total votes cast on a proposal represent over 50% in interest of all securities entitled to vote on the proposal).

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If My Shares Are Held in “Street Name” by My Broker, Will My Broker Vote My Shares for Me?

Your broker will not be able to vote your shares without instructions from you. To instruct your broker to vote your shares, follow the directions provided by your broker.

Who Can Answer My Other Questions?

If you should have more questions about this proposal, or would like additional copies of this proxy statement, you should contact:

Georgeson Shareholder Communications Inc.,
17 State Street,
New York, NY 10004
Telephone: (877) 901-6134

What Does It Cost PXRE Group To Solicit Proxy Materials?

     We will bear the cost of preparing, assembling and mailing this proxy statement and the material enclosed herewith. We have retained Georgeson Shareholder Communications, Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $9,000, plus reimbursement of certain out-of-pocket expenses. Our directors, officers and employees may solicit proxies orally or in writing, without additional compensation. Our regularly retained investor relations firm, Citigate Sard Verbinnen, may also be called upon to solicit proxies by telephone or other means, in which case we would anticipate paying hourly rates for time spent (ranging from $125 to $450 per hour) plus out-of-pocket expenses. We will reimburse brokers, fiduciaries and custodians for their reasonable costs in forwarding proxy materials to the beneficial owners of our shares.

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PROPOSALS

BACKGROUND TO, AND REASONS FOR, THE PROPOSALS

     On September 19, 2005, PXRE Group announced that, based on updated information, it had increased its earlier estimate of our potential losses due to the net impact of Hurricane Katrina to the range of $235 million to $300 million, after tax, reinsurance recoveries on our outwards reinsurance program and the impact of inwards and outwards reinstatements and additional premiums. Accordingly, losses from Hurricane Katrina will materially negatively impact third quarter financial results and shareholders’ equity and PXRE Group expects to have a net loss for calendar 2005. PXRE Group’s updated estimates were based on insured industry loss estimates in the range of $30 billion to $40 billion. These industry loss estimates may increase as the loss adjustment process continues.

     PXRE Group has begun to receive loss notices with respect to Hurricane Katrina, but most of these notices are precautionary in nature with no supporting loss information. Accordingly, the estimates were based mainly on modeling, a review of exposed reinsurance contracts and discussions with certain clients. Actual losses may vary materially from these estimates.

     In addition, the estimates are subject to a high level of uncertainty arising out of extremely complex and unique causation and coverage issues, including the appropriate attribution of losses to wind or flood damage as opposed to other perils such as fire, business interruption or civil commotion. The underlying policies generally contain exclusions for flood damage; however, water damage caused by wind may be covered. PXRE Group expects that causation and coverage issues may not be resolved for a considerable period of time and may be influenced by evolving legal and regulatory developments.

     PXRE Group’s actual losses from Hurricane Katrina may exceed its estimates as a result of, among other things, the receipt of additional information from clients, the attribution of losses to coverages that for the purpose of the estimates it assumed would not be exposed, and inflation in repair costs due to the limited availability of labor and materials, in which case PXRE Group’s financial results could be further materially adversely affected. On September 24, 2005, Hurricane Rita struck Texas and Louisiana, causing significant destruction in portions of those states. PXRE Group’s preliminary estimate of the net impact from Hurricane Rita is currently between $30 million and $40 million, after tax, reinsurance recoveries on its outwards reinsurance program and the impact of inwards reinstatement premiums. This preliminary estimate is primarily based on early industry loss predictions ranging from $2.5 billion to $6.0 billion, a combination of the output of industry models, market share analyses and a preliminary review of in-force contracts. PXRE Group’s actual losses from Hurricane Rita may ultimately differ materially from its preliminary assessment of losses.

     Based on the preliminary estimate of loss from Hurricane Rita and the preliminary range of loss from Hurricane Katrina, PXRE Group now expects to report a net loss of $125 million to $220 million for 2005, assuming no additional material catastrophes occur during the rest of 2005. For the quarter ending September 30, 2005, PXRE Group expects to report a net loss of between $230 million to $320 million.

     On September 29, 2005, Standard & Poor’s downgraded the counterparty credit and financial strength ratings of PXRE Group’s reinsurance subsidiaries from ‘‘A’’ (Strong) to ‘‘A-’’ (Strong) and announced that these remain on Credit Watch with negative implications. A.M. Best also downgraded the financial strength rating of PXRE Group’s reinsurance subsidiaries from ‘‘A’’ (Excellent) to ‘‘A-’’ (Excellent) on September 30, 2005 and announced that this rating remains under review with negative implications pending successful completion of PXRE Group’s capital plan.

     On October 3, 2005, Standard & Poor’s announced that its ‘A-’ counterparty credit and financial strength ratings on PXRE Reinsurance Ltd. and PXRE Reinsurance Co. as well as its ‘BBB-’ counterparty credit ratings on PXRE Group Ltd. and PXRE Corp. are remaining on CreditWatch with negative implications, where they were placed on September 9, 2005, because of the uncertainty that conditions necessary to effect the mandatory conversion to common shares will be met.

     Standard & Poor’s stated that upon the successful conversion to common equity and after evaluating management’s progress in reducing prospective earnings and capital volatility, Standard & Poor’s will most likely affirm the current ratings and assign a stable outlook. Standard & Poor’s noted that if there is a lack of material progress in reducing prospective earnings and capital volatility, Standard & Poor’s will probably assign a negative outlook, but that material delays in the conversion of Perpetual Preferred Shares to common equity will likely result in the ratings being lowered, reflecting the largely unmitigated capital impact from Katrina losses and the materially reduced financial flexibility resulting from the provisions of the Perpetual Preferred Shares.

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     On October 7, 2005, PXRE Group issued and sold 375,000 of Perpetual Preferred Shares in a private placement exempt from registration under the Securities Act of 1933. The Share Purchase Agreement is incorporated by reference in this proxy statement as Appendix III. The Perpetual Preferred Shares have an initial liquidation preference of $1,000 and an $11.00 per Common Share exchange price. PXRE Group raised $375 million (approximately $360.5 million of proceeds net of agents’ fees) in the private placement and, at the exchange price of $11.00 per Common Share, the Perpetual Preferred Shares will be mandatorily exchangeable for 34,090,909 of PXRE Group’s Common Shares immediately upon an affirmative vote of its shareholders (i) authorizing an additional 300 million Common Shares; and (ii) approving the exchange of the Perpetual Preferred Shares into Common Shares (or Convertible Common Shares) (the “Exchange Conditions Precedent”). For a detailed discussion of the features of the Perpetual Preferred Shares, including adjustments to the purchase price, see “Proposal 2–Approval of the Exchange of Perpetual Preferred Shares into Common Shares–Description of the Perpetual Preferred Shares and the Common Shares–Series D Perpetual Non-Voting Preferred Shares” below and the Perpetual Preferred Share Description of Stock attached as Exhibit B to the share purchase agreement filed with the Securities and Exchange Commission on October 3, 2005 under cover of a Form 8-K and incorporated by reference in this proxy statement as Appendix II. The Perpetual Preferred Shares issued and sold in the private placement were issued from existing authorized share capital and the shareholders are not being asked to vote upon the private placement.

     In addition, on October 7, 2005, PXRE Group issued and sold 8,843,500 of its Common Shares (inclusive of Common Shares sold upon exercise of the underwriters’ overallotment option) in an underwritten public offering at a price of $13.01 per share, after the underwriting discount. The Common Shares issued and sold in the public offering were issued from existing authorized share capital and the shareholders are not being asked to vote upon the public offering.

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PROPOSAL 1

APPROVAL OF AMENDMENTS TO THE BYE-LAWS TO INCREASE
THE AUTHORIZED NUMBER OF COMMON SHARES

     On October 2, 2005, the Board of Directors adopted a resolution declaring it advisable and in the best interests of the shareholders to amend PXRE Group’s Bye-Laws to increase the authorized share capital from $60,000,000 to $360,000,000 and to increase the number of authorized Common Shares, par value $1.00 per share, from 50,000,000 to 350,000,000 shares;

     The Board of Directors further directed that the proposed action be submitted for consideration of PXRE Group’s shareholders at a Meeting to be called for that purpose.

     If the shareholders approve the amendment, PXRE Group will amend Bye-Law 2 of the Bye-Laws to increase the number of Common Shares as described above. If adopted by the Shareholders, the increase will become effective from the date the shareholder resolution is adopted. The only changes in PXRE Group’s existing Bye-Laws would be those numeric changes required to reflect the increase and division of share capital as proposed in this proxy statement. The text of Bye-Law 2(1) of the Bye-Laws, as it is proposed to be amended is set forth as Appendix I to this proxy statement.

     The primary purpose of Proposal 1 is to satisfy, in connection with PXRE Group’s issuance of the Perpetual Preferred Shares, the Exchange Conditions Precedent and to allow PXRE Group to complete its capital raising program and to restore common share capital to a level commensurate with PXRE Group’s counterparty credit ratings and its reinsurance subsidiaries’ financial strength ratings, which were recently downgraded by Standard & Poor’s and A.M. Best. The primary purpose of the authorization of any Common Shares authorized in excess of those issued in connection with the exchange of Perpetual Preferred Shares under Proposal 1 is to provide additional authorized shares for general corporate purposes, allowing PXRE Group to maintain financial flexibility in the event of reinsurance market opportunities or future catastrophic losses.

     Approval of Proposal 1 is essential to the completion of PXRE Group’s capital raising program. A.M. Best and Standard & Poor’s have made clear to us that in the absence of additional capital, PXRE Group can expect a downgrade in our ratings. Standard & Poor’s and A.M. Best have stated that material delays in the conversion of Perpetual Preferred Shares to common equity will likely result in the ratings being lowered, reflecting the largely unmitigated capital impact from Katrina losses and the materially reduced financial flexibility resulting from the provisions of the Perpetual Preferred Shares. Therefore, if Proposal 1 is not approved, PXRE Group expects that a downgrade will occur in its ratings.

     In the event that Proposal 1 is not approved, the mandatory exchange of the Perpetual Preferred Shares into Common Shares will not be completed.

     Approval of Proposal 1 is one of the Exchange Conditions Precedent to the mandatory exchange of the Perpetual Preferred Shares into Common Shares. If the mandatory exchange is not approved by our shareholders by April 1, 2006, we will be required to pay additional dividends on the Perpetual Preferred Shares. These additional dividends on the Perpetual Preferred Shares would begin to accrue retroactively from the date of issuance at a rate of 15% per annum, increasing to 17% per annum on April 1, 2007 and 19% per annum on April 1, 2008. These additional dividends would be paid in the form of additional Perpetual Preferred Shares on a quarterly basis, with all retroactive dividends from the date of issuance being made on June 30, 2006. The increasing percentage of shareholders’ equity represented by the Perpetual Preferred Shares would progressively and increasingly reduce the portion attributable to our common shares. In addition, to the extent our board of directors declares dividends on our common shares, the holders of Perpetual Preferred Shares (which will be entitled to participate in such dividends on an as-exchanged basis) would be entitled to a progressively greater portion of the funds available to pay those dividends. The combined effect of these provisions would have a material adverse effect on the value of our common shares. In addition, if the mandatory exchange of the Perpetual Preferred Shares for our common shares has not been effected prior to December 31, 2006, we may be required by the terms of the Perpetual Preferred Shares to use our reasonable best efforts to publicly offer and sell our common shares in each calendar year, beginning in 2007, and use the proceeds thereof to repurchase Perpetual Preferred Shares at their then-existing liquidation preference. Accordingly, if the Perpetual Preferred Shares are not mandatorily exchanged for our common shares by April 1, 2006 or prior to December 31, 2006, our common shareholders may be materially adversely affected. For a detailed discussion of these features of the Perpetual Preferred Shares, see “Proposal 2–Approval of the Exchange of Perpetual Preferred Shares into Common Shares–Description of the Perpetual Preferred Shares and the Common Shares– Series D Perpetual Non-Voting Preferred Shares–Offer to Repurchase” and “–Dividends” and the Perpetual Preferred Description of Stock incorporated by reference into this proxy statement.

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     If Proposal 1 is approved and the Perpetual Preferred Shares are exchanged for Common Shares, there will be immediate and substantial dilution to holders of Common Shares as a result of both the mandatory exchange and the adjustments resulting from the anti-dilution provisions of the outstanding Convertible Voting Preferred Shares triggered by the exchange. For important information regarding the terms of the Convertible Voting Preferred Shares, you should read the Outstanding Convertible Voting Preferred Description of Stock, which is incorporated by reference in this proxy statement as Appendix VI.

     In addition, it is contemplated that the remaining authorized Common Shares may be issued by PXRE Group in one or more offerings. As of the date of this proxy statement, no determination has been made as to timing or the size of any such offering or the use of proceeds. Subject to the terms of the Outstanding Convertible Voting Description of Stock, once Proposal 1 is approved, no further authorization by the holders of Common Shares is expected to be required prior to an offering of authorized Common Shares.

     For a discussion of the terms of the outstanding Common Shares, see “Proposal 2–Approval of the Exchange of Perpetual Preferred Shares into Common Shares–Description of the Perpetual Preferred Shares and the Common Shares–Common Shares.” For a discussion of possible anti-takeover effects of the increase in authorized share capital, see “Proposal 2–Approval of the Exchange of Perpetual Preferred Shares into Common Shares–Anti-Takeover Effects.”

VOTE REQUIRED FOR APPROVAL OF PROPOSAL 1

     Proposal 1 must be approved by a simple majority of the votes cast on the proposal, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

     Proposal 2 is conditioned on the approval of Proposal 1 and Proposal 4.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors has unanimously approved the proposed amendment and has determined that the proposed increase in authorized share capital is in the best interests of PXRE Group and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR’’ THE PROPOSED AMENDMENT.

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PROPOSAL 2

APPROVAL OF THE EXCHANGE OF THE PERPETUAL
PREFERRED SHARES INTO COMMON SHARES

     On October 2, 2005, the Board of Directors adopted a resolution declaring it advisable and in the best interests of the shareholders to approve the exchange of all Perpetual Preferred Shares issued in a private placement on October 7, 2005 into 34,090,909 Common Shares and the automatic cancellation of the Perpetual Preferred Shares upon receipt of the Common Shares.

     The Board of Directors further directed that the proposed action be submitted for consideration of PXRE Group’s shareholders at a Meeting to be called for that purpose.

     The primary purpose of Proposal 2 is to satisfy, in connection with PXRE Group’s issuance of the Perpetual Preferred Shares, the Exchange Conditions Precedent and to allow PXRE Group to complete its capital raising program and to restore common share capital to a level commensurate with PXRE Group’s counterparty credit ratings and its reinsurance subsidiaries’ financial strength ratings, which were recently downgraded by Standard & Poor’s and A.M. Best.

     Approval of Proposal 2 is essential to the completion of PXRE Group’s capital raising program. A.M. Best and Standard & Poor’s have made clear to us that in the absence of additional capital PXRE Group can expect a downgrade in our ratings. Standard & Poor’s and A.M. Best have stated that material delays in the conversion of Perpetual Preferred Shares to common equity will likely result in the ratings being lowered, reflecting the largely unmitigated capital impact from Katrina losses and the materially reduced financial flexibility resulting from the provisions of the Perpetual Preferred Shares. Therefore, if Proposal 2 is not approved, PXRE Group expects that a downgrade will occur in its ratings.

     The approval of Proposal 2 is conditioned upon the approval of Proposal 1 and Proposal 4. If any of Proposal 1, Proposal 2 or Proposal 4 is not approved, the mandatory exchange of the Perpetual Preferred Shares into Common Shares (or Convertible Common Shares) will not be completed. For a discussion of the consequences of the mandatory exchange and, alternately, the failure to complete the mandatory exchange, see “Proposal 1–Approval of Amendments to the Bye-Laws to Increase the Authorized Number of Common Shares.”

     Capital Z and Reservoir Capital Partners, L.P. and its affiliates (collectively, “Reservoir”), which are holders of our outstanding Convertible Voting Preferred Shares and Convertible Common Shares, are among the purchasers of the Perpetual Preferred Shares and will receive Common Shares (or Convertible Common Shares in the case of Reservoir as a holder of Series B Preferred Shares and Class B Convertible Common Shares) upon approval of the mandatory exchange. The Share Purchase Agreement relating to such purchase is incorporated by reference in this proxy statement as Appendix III. Holders of PXRE Group’s Convertible Voting Preferred Shares and Convertible Voting Common Shares, including Capital Z and Reservoir, have agreed with PXRE Group to vote in favor of Proposals 1 and 2 at the Meeting. The agreement to vote is attached hereto as Appendix V to this proxy statement.

USE OF PROCEEDS

     There will be no proceeds to PXRE Group as a result of the exchange of Perpetual Preferred Shares into Common Shares. PXRE Group intends to use the net proceeds from the private placement of the Perpetual Preferred Shares and the public offering of the Common Shares for general corporate purposes, including, primarily, contributions to the capital of its Bermuda reinsurance subsidiary, PXRE Reinsurance Ltd. Pending use of the net proceeds as set forth above, PXRE Group intends to invest the proceeds in short-term, interest bearing securities.

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DESCRIPTION OF THE PERPETUAL PREFERRED SHARES
AND THE COMMON SHARES

Series D Perpetual Non-Voting Preferred Shares

     The following is a summary of the material terms and provisions of the rights, preferences and privileges of the Perpetual Preferred Shares as contained in the Perpetual Preferred Share Description of Stock, the form of which is incorporated by reference herein as Appendix II. However, this summary of the Description of Stock does not purport to be complete and Shareholders are urged to read the Perpetual Preferred Share Description of Stock in its entirety.

Certain Definitions

     The following terms used in this description of the Perpetual Preferred Shares are as follows:

     “Adjusted Net Income (Loss)” means, as of any Adjustment Date, the Net Income (or Net Loss) available to the Common Shareholders and Perpetual Preferred Shareholders for the quarter ending on the Adjustment Date adjusted downwards by the sum of any Capital Distributions on the Common Shares, Capital Distributions on the Senior Stock and Perpetual Capital Distributions declared during the quarter ending on the Adjustment Date.

     “Adjustment Date” means, commencing with December 31, 2005, the last day of each calendar quarter.

     “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by”, and “under common control with”) as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

     “Assets” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including cash, cash equivalents, investment assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory and goods.

     “Board of Directors” means the Board of Directors of the Company.

     “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York or Bermuda are authorized or obligated by law or executive order to close.

     “Class B Convertible Common Shares” means the Class B Convertible Voting Common Shares, $1.00 par value per share, of the Company.

     “Class C Convertible Common Shares” means the Class C Convertible Voting Common Shares, $1.00 par value per share, of the Company.

     “Closing” has the meaning ascribed to such term in the Purchase Agreement.

     “Closing Date” has the meaning ascribed to such term in the Purchase Agreement.

     “Common Shares” means the Common Shares of the Company, par value $1.00, and shall also include any common shares of the Company hereafter issued and outstanding and any shares of the Company of any other class hereafter issued and outstanding that is not preferred as to dividends or distribution of assets in liquidation over any other class of shares of the Company and which has ordinary voting power for the election of directors of the Company.

     “Company” means PXRE Group Ltd.

     “Company Securities” has the meaning ascribed to such term in the Purchase Agreement.

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     “Date of Issuance” means the day upon which the Perpetual Preferred Shares are issued by the Company and sold to the Purchasers pursuant to the Purchase Agreement.

     “Dividend Allocation Ratio” means, as of any Adjustment Date (or as of the Date of Issuance, if applicable), the quotient of: (i) the Aggregate Liquidation Preference on such Adjustment Date (or the Date of Issuance, if applicable); divided by (ii) the difference of (a) Shareholders’ Equity on such Adjustment Date (or the Date of Issuance, if applicable) minus (b) the Aggregate Liquidation Preference of such Adjustment Date.

     “Earnings Allocation Ratio” means, as of any Adjustment Date, the quotient of: (x) the Aggregate Liquidation Preference on the immediately preceding Adjustment Date; divided by (y) Shareholders’ Equity on the immediately preceding Adjustment Date.

     “Exchange Conditions Precedent” means (i) the affirmative vote of the Company’s existing shareholders (a) authorizing an additional 300,000,000 Common Shares; and (b) approving the exchange of the Perpetual Preferred Shares into Common Shares.

     “GAAP” means United States generally accepted accounting principles, consistently applied.

     “Indebtedness” means (a) all indebtedness of the Company and its subsidiaries, including the principal of, and premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws, whether or not allowable as a claim in such proceeding) on, all indebtedness, whether outstanding currently or hereafter created (i) for borrowed money, (ii) for money borrowed by one or more other Persons and guaranteed, directly or indirectly, by the Company or any subsidiary thereof, (iii) for money borrowed by one or more other Persons for which the Company or any subsidiary thereof provides security, (iv) constituting purchase money indebtedness the payment of which the Company or any subsidiary thereof is directly or contingently liable, (v) under any lease of any real or personal property, which obligations are capitalized on the consolidated books of the Company and its subsidiaries in accordance with GAAP or (vi) under any other arrangement under which obligations are recorded as indebtedness on the consolidated books of the Company and its subsidiaries in accordance with GAAP and (b) any and all modifications, refundings, deferrals, renewals or extensions of any such indebtedness, or securities, notes or other evidences of indebtedness issued in exchange for such indebtedness. Without limiting the generality of the foregoing, the term “Indebtedness” shall include the Trust Preferred and any comparable securities of the Company or any subsidiary thereof at any time outstanding; provided that Indebtedness shall not include intercompany indebtedness outstanding or hereafter created between the Company and any of its direct or indirect wholly-owned Subsidiaries (as defined in the Purchase Agreement, but limited in this paragraph to direct and indirect wholly owned subsidiaries) or between any two or more such direct or indirect wholly owned Subsidiaries of the Company.

     “Market Price” with respect to Common Shares, on any date, shall be deemed to be the reported closing price on the last trading day ending on the trading day before such date of determination. The reported closing price for each day shall be the reported closing price on the principal United States securities exchange or automated quotation system on which the Common Shares are then listed or admitted to trading. If the Common Shares are not then listed or admitted to trading on any national securities exchange or automated quotation system or if the closing price cannot be so determined, the Market Price shall be determined (x) by the written agreement of the Company and the respective holder and (y) in the event that no such agreement is reached within twenty (20) days after the date of the event giving rise to the need to determine the Market Price, (A) by an independent appraiser of nationally recognized standing selected by the respective holder and the Company or (B) if the respective holder and the Company cannot agree on an appraiser within twenty (20) days after the date of the event giving rise to the need to determine the Market Price, each shall select an independent appraiser of nationally recognized standing and the two appraisers shall designate a third independent appraiser of nationally recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be borne by the Company. The Company shall cooperate, and shall provide all necessary information and assistance, to permit any determination under the preceding clauses (x) and (y).

     “Net Income (Net Loss)” means the net income (loss) available to common shareholders reported on the consolidated statements of income and comprehensive income of the Company, prepared in accordance with GAAP, filed periodically with the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

     “Perpetual Preferred Shares” means the Series D Perpetual Non-Voting Preferred Shares.

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      “Person” or “person” means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, limited liability company, government, governmental body, agency, political subdivision or other entity.

     “PIK Dividend Value” means an amount equal to the product of: (x) the number of Perpetual Preferred Shares issued during the immediately preceding calendar quarter; and (y) the Perpetual Preferred Liquidation Preference as of the immediately preceding Adjustment Date.

      “Public Offering” means the offer for sale to the public in an underwritten offering of Common Shares pursuant to an effective registration statement filed under the Securities Act of 1933.

     “Public Offering Price” means the price per share at which Common Shares were offered to the public and will be sold in the underwritten Public Offering that is expected to be completed not later than October 21, 2005.

     “Purchase Agreement” means the Share Purchase Agreement dated as of September 29, 2005 by and among the Company and the Purchasers, as the same may be amended from time to time.

     “Purchasers” has the meaning ascribed to such term in the Purchase Agreement.

     “Quarterly Allocation” means, as of any Adjustment Date, an amount equal to the product of: (x) the Adjusted Net Income (Loss) during the preceding calendar quarter; and (y) the Earnings Allocation Ratio.

     “Senior Stock” means only the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares.

     “Series A Preferred Shares” means the Series A Convertible Voting Preferred Shares, par value $1.00 per share, of the Company, including shares allocated as sub-series A1 Preferred Shares and A2 Preferred Shares.

     “Series B Preferred Shares” means the Series B Convertible Voting Preferred Shares, par value $1.00 per share, of the Company, including shares allocated as sub-series B1 Preferred Shares and B2 Preferred Shares.

     “Series C Preferred Shares” means the Series C Convertible Voting Preferred Shares, par value $1.00 per share, of the Company, including shares allocated as sub-series C1 Preferred Shares and C2 Preferred Shares.

     “Shareholders’ Equity” means total shareholders’ equity reported on the consolidated balance sheets of the Company, prepared in accordance with GAAP, and filed periodically with the Company’s Annual Reports on Form 10 K and Quarterly Reports on Form 10-Q.

     “Trust Preferred” shall mean, collectively, (A) (i) the Junior Subordinated Deferrable Interest Debentures due 2027 of PXRE Corporation, (ii) the 8.85% Capital Trust Pass-through Securities of PXRE Capital Trust I, (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities; (B) (i) the Junior Subordinated Deferrable Interest Debentures due May 15, 2033 of PXRE Corporation, (ii) the 7.35% Fixed/Floating Capital Trust Pass-through Securities of PXRE Capital Statutory Trust II, (iii) the PXRE Corporation Guarantee with respect to such Capital Statutory Trust Pass-through Securities; (C) (i) the Junior Subordinated Deferrable Interest Debentures due May 23, 2033 of PXRE Corporation, (ii) the 9.75% Capital Trust Pass-through Securities of PXRE Capital Trust III, (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities; (D) (i) the Junior Subordinated Deferrable Interest Debentures due October 29, 2033 of PXRE Corporation, (ii) the 7.70% Fixed/Floating Capital Trust Pass-through Securities of PXRE Capital Statutory Trust IV, (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities; and (E) (i) the Junior Subordinated Deferrable Interest Debentures due September 30, 2033 of PXRE Corporation, (ii) the 7.58% Fixed/Floating Capital Trust Pass-through Securities of PXRE Capital Statutory Trust V, and (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities.

Ranking

     The Perpetual Preferred Shares rank senior to the Common Shares and all other capital shares of the Company (now or hereafter authorized or issued) other than the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares (the “Senior Stock”), in each case as to dividends and as to the surplus assets of the Company available for distribution upon liquidation, dissolution and winding-up as provided under the Perpetual Preferred Share Description of Stock.

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Voting Rights

     Except as set forth below, the Perpetual Preferred Shares shall have no right to vote on any matter submitted to shareholders at an Annual or Special General Meeting of the Company’s shareholders.

     So long as any Perpetual Preferred Shares remain issued and outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law overriding the provisions herein, the affirmative vote or consent of the holders of greater than 50% of all of the Perpetual Preferred Shares at the time issued and outstanding, voting as a class, given in person or by proxy either in writing (as may be permitted by law and the Bye-Laws) or at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the Company:

     (i)      in any manner authorize, create, designate, issue or sell any class or series of capital shares or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital shares or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, is pari passu with or is senior to the Perpetual Preferred Shares (including without limitation, any shares of Perpetual Preferred Shares (whether or not junior as to dividends or liquidation preference) having earlier mandatory redemption dates than the mandatory exchange date of the Perpetual Preferred Shares) or which in any manner adversely affects the holders of the Perpetual Preferred Shares, or amend the terms of any existing class or series of capital shares if the effect of such amendment would be to rank such class or series senior to or pari passu with the Perpetual Preferred Shares as to dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company;

     (ii)      in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Perpetual Preferred Shares;

     (iii)      reclassify the shares of any class or series of capital shares into shares of any class or series of capital shares (A) ranking, either as to payment of dividends, distributions of Assets or redemptions, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, senior to or pari passu with the Perpetual Preferred Shares (including without limitation, any shares of Perpetual Preferred Shares (whether or not junior as to dividends or liquidation preference) having earlier mandatory redemption dates than the mandatory exchange date of the Perpetual Preferred Shares) or (B) which in any manner adversely affects the rights of the holders of the Perpetual Preferred Shares or any powers, rights, privileges or preference appertaining to the Common Shares, which such holders would have after mandatory exchange of the Perpetual Preferred Shares into Common Shares;

     (iv)      take any action to cause any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or Bye-Laws, if such amendment, alteration or repeal would have an adverse effect on the rights, preferences or privileges of the holders of the Perpetual Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares which such holders would have after mandatory exchange of the Perpetual Preferred Shares into Common Shares (including, without limitation, by granting voting rights to holders of bonds, debentures or other obligations);

     (v)      any increase or decrease to the authorized number of Perpetual Preferred Shares or issue additional Perpetual Preferred Shares, except as required by the terms of the Perpetual Preferred Share Description of Stock;

     (vi)      any amalgamation, merger or sale of the Company unless the aggregate purchase price paid to the Perpetual Preferred Shareholders equals the greater of (A) the Aggregate Liquidation Preference and (B) the product of (x) the aggregate purchase price paid to the Common Shareholders and (y) the Dividend Allocation Ratio;

     (vii)      the sale or transfer of 25% or more of the Company’s Assets (other than the payment of reinsurance claims in the ordinary course of business);

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     (viii)      in any acquisition by the Company involving aggregate consideration in excess of $100,000,000;

     (ix)      the voluntary delisting of the Common Shares or the Perpetual Preferred Shares from the New York Stock Exchange or other nationally recognized securities exchange, as applicable;

     (x)      effect or attempt to effect a voluntary liquidation, dissolution or winding up of the Company; or

     (xi)      an expansion by the Company into lines of business other than continuing lines of business in which the Company is currently involved.

Dividend Rights

     For so long as the Perpetual Preferred Shares remain outstanding, the Company may not make, declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment (collectively, “Capital Distributions”), with respect to the Common Shares of the Company, unless, subject to the Companies Act 1981 of Bermuda (“Companies Act”), the Company simultaneously declares and pays a cash dividend or distribution (the “Perpetual Capital Distributions”) on the Perpetual Preferred Shares in an amount equal to such Capital Distribution multiplied by the Dividend Allocation Ratio as of the Adjustment Date immediately preceding the date of such Capital Distribution (or if an Adjustment Date shall have not occurred prior to the date of such Capital Distribution, then as of the Date of Issuance).

     If the Exchange Conditions Precedent are not met by April 1, 2006, then, retroactively commencing on the Date of Issuance, additional dividends on the Perpetual Preferred Shares shall begin to accrue at a rate of 15% per annum, increasing to a rate of 17% per annum on April 1, 2007 and further increasing to a rate of 19% per annum on April 1, 2008, which rate shall be calculated on the basis of a year of 360 days consisting of twelve 30-day months. Such additional dividends shall be paid on a quarterly basis on each Adjustment Date in additional Perpetual Preferred Shares in the amount equal to the Perpetual Preferred Liquidation Preference as of the immediately preceding Adjustment Date (“PIK Dividends”); provided, however, that with respect to any retroactive payment of PIK Dividends made pursuant to the Perpetual Preferred Share Description of Stock, such retroactive payment shall be made on June 30, 2006.

     Any such dividend that is to be paid in PIK Dividends shall be payable by delivery to such holders, at their respective addresses as they appear in the stock register, of certificates representing the appropriate number of duly authorized, validly issued, fully paid and nonassessable shares of Perpetual Preferred Shares to holders of Perpetual Preferred Shares. Any such dividend that is to be paid in Perpetual Capital Distributions shall be payable by delivery of such amounts to such holders at their respective addresses as they appear in the stock register.

     Notwithstanding anything to the contrary set forth in the Perpetual Preferred Share Description of Stock, if at any time during which any Perpetual Preferred Share remains outstanding the dividend rate payable thereon exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the “Maximum Lawful Rate”), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the dividend rate in respect of Perpetual Preferred Shares shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the dividend rate payable thereon is less than the Maximum Lawful Rate, dividends shall continue to accrue thereon at the Maximum Lawful Rate until such time as the total dividends earned are equal to the total dividends which would have been earned had the dividend rate on such Perpetual Preferred Share been (but for the operation of this paragraph) the dividend rate payable since the Closing.

     The rights of the Perpetual Preferred Shares shall rank senior in all respects to the Common Shares and all other classes and series of capital shares of the Company, including without limitation other classes and series of Preferred Shares other than the Trust Preferred and Senior Stock (collectively, “Junior Stock”).

     There are currently no dividend arrearages with respect to the Perpetual Preferred Shares.

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Liquidation Rights

     In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary:

     (i)      before any payment or distribution of the Assets of the Company (whether from paid in share capital, share premium or surplus) shall be made to or set apart for the holders of Junior Stock or any other shares of the Company other than the Trust Preferred and the Senior Stock, the holders of the shares of Perpetual Preferred Shares shall be entitled to receive from the Assets of the Company, payment in cash of an initial amount equal to the Purchase Price (the “Perpetual Preferred Liquidation Preference”). Commencing as of December 31, 2005 and on each Adjustment Date thereafter, the Perpetual Preferred Liquidation Preference shall be adjusted upward or downwards by an amount equal to the quotient of: (v) the change in the Aggregate Liquidation Preference as of such Adjustment Date; divided by (w) the number of Perpetual Preferred Shares outstanding. The “Aggregate Liquidation Preference” shall initially be an amount equal to the product of the Purchase Price multiplied by the number of Perpetual Preferred Shares issued upon Closing. Commencing as of December 31, 2005 and on each Adjustment Date thereafter, the Aggregate Liquidation Preference shall be adjusted upward or downwards by an amount equal to the sum of: (x) the Quarterly Allocation, plus (y) the PIK Dividend Value; provided that; the Aggregate Liquidation Preference shall never be less than the product of the Purchase Price multiplied by the number of Perpetual Preferred Shares issued upon Closing, plus the aggregate PIK Dividends less the aggregate Perpetual Capital Distributions. If the Assets distributable upon such liquidation, dissolution or winding-up of the Company shall be insufficient to permit payment to the respective holders of the shares of Perpetual Preferred Shares of the full preferential amounts as set forth in the Perpetual Preferred Share Description of Stock, then such Assets shall be distributed ratably among the shares of Perpetual Preferred Shares; and

     (ii)      any proceeds remaining after payment of the Perpetual Preferred Liquidation Preference shall be distributed ratably among the Common Shares and other classes of shares of the Company in accordance with the relevant rights and restrictions thereof, if any.

     Subject to any other requirement under law, written notice of any liquidation, dissolution or winding up of the Company, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given (not less than thirty (30) days prior to any payment date stated therein), to the holders of record of the Perpetual Preferred Shares at their respective addresses as the same shall appear on the register of shareholders of the Company.

Mandatory Exchange

     Each Perpetual Preferred Share outstanding shall be mandatorily exchanged into approximately 90.9 Common Shares (the “Exchange Ratio”) immediately upon satisfaction of the Exchange Conditions Precedent, provided, however, that if (i) at the time of such exchange, either a record holder of Perpetual Preferred Shares or an Affiliate thereof is also a record holder of Series B Preferred Shares or Class B Convertible Common Shares, then such holder’s Perpetual Preferred Shares shall be mandatorily exchanged into approximately 90.9 Class B Convertible Common Shares (instead of approximately 90.9 Common Shares) and (ii) at the time of such exchange, either a record holder of Perpetual Preferred Shares or an Affiliate thereof is also a record holder of Series C Preferred Shares or Class C Convertible Common Shares, then such holder’s Perpetual Preferred Shares shall be mandatorily exchanged into approximately 90.9 Class C Convertible Common Shares (instead of approximately 90.9 Common Shares). The Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, as the case may be, issuable upon mandatory exchange of the Perpetual Preferred Shares, when such Common Shares, Class Convertible B Common Shares or Class C Convertible Common Shares, as the case may be, shall be issued in accordance with the terms and provisions of this description of the Perpetual Preferred Shares, shall be duly authorized, validly issued, fully paid and nonassessable Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, respectively.

     Each Perpetual Preferred Share will be exchanged by the holder once the Exchange Conditions Precedent have been met by surrender of such Perpetual Preferred Share, to the Company at its office designated pursuant to the Bye-Laws of the Company. Such holder shall thereupon be entitled to receive the number of Common Shares, Class Convertible B Common Shares or Class C Convertible Common Shares, as the case may be, specified in the exchange in this description of the Perpetual Preferred Shares. The Perpetual Preferred Shares shall be cancelled upon surrender.

     The exchange of Perpetual Preferred Shares pursuant to this description of the Perpetual Preferred Shares shall be deemed to have been effected immediately prior to the close of business on the Business Day on which the Exchange Conditions Precedent have been met and the Perpetual Preferred Shares shall have been surrendered to the Company as provided in this description of the Perpetual Preference Shares. On such day that the exchange of Perpetual Preferred Shares is deemed effected, the person or persons in whose name or names any certificate or certificates for Common Shares, Class Convertible B Common Shares or Class C Convertible Common Shares, as the case may be, are issuable upon such exchange shall be deemed to have become the holder or holders of record of such Common Shares, Class Convertible B Common Shares or Class C Convertible Common Shares, as the case may be.

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Offer to Repurchase

     If the Perpetual Preferred Shares shall not have been exchanged for Common Shares in accordance with the Perpetual Preferred Share Description of Stock, the Company shall use its reasonable best efforts, subject to the conditions set forth below, in each calendar year beginning with 2007 so long as no such mandatory exchange has occurred and the Perpetual Preferred Shares remain outstanding, to issue and sell in a Public Offering a number of Common Shares sufficient to produce net proceeds in an amount at least equal to $100,000,000, shall make an offer to holders of outstanding Perpetual Preferred Shares to purchase, on a pro rata basis, Perpetual Preferred Shares having up to $100,000,000 in Perpetual Preferred Liquidation Preference and shall purchase such Perpetual Preferred Shares from holders responding to such offer to purchase at a price equal to the greater of (i) the Perpetual Preferred Liquidation Preference, and (ii) the product of the Exchange Ratio multiplied by the price per Common Share realized by the Company in such Public Offering. However, the Company will not be required to sell any Common Shares for such purpose if (i) such use of proceeds from the sale of the Common Shares would have a negative impact on the Company’s then current credit ratings or (ii) the price per share of any of the Common Shares would be less than 75% of the then existing Market Price per share of the Common Shares.

Registration Rights

     PXRE Group has agreed to afford the purchasers of the Perpetual Preferred Shares certain registration rights under a registration rights agreement, dated October 5, 2005, the form of which is incorporated by reference herein as Appendix IV. This summary of the registration rights agreement does not purport to be complete and Shareholders are urged to read the registration rights agreement in its entirety. PXRE Group has agreed that the holders of the Common Shares or Convertible Common Shares issuable upon the exchange of the Perpetual Preferred Shares will have certain rights to demand that PXRE Group file a shelf registration statement on Form S-3, and use its reasonable best efforts to cause such shelf registration statement to be declared effective under the Securities Act of 1933; provided that each underwritten offering of shares under such a registration shall be for not less than $50 million. PXRE Group also granted the purchasers of Perpetual Preferred Shares certain additional registration rights, including piggyback rights. Subject to the transfer restrictions on the Perpetual Preferred Shares, rights under the registration rights agreement are transferable with the Perpetual Preferred Shares.

Common Shares

General

     As of October 7, 2005 there were issued and outstanding:

•	31,207,417 Common Shares;

•	7,037,166 Convertible Common Shares convertible into 7,037,166 Common Shares; and

•	5,813 Convertible Voting Preferred Shares convertible into 4,384,013 Convertible Common Shares, which are convertible into 4,384,013 Common Shares, based on the adjusted conversion price of $13.26 as of June 30, 2005.

     Our outstanding Convertible Voting Preferred Shares are convertible into Convertible Common Shares and the Convertible Common Shares are automatically convertible upon sale into Common Shares under the terms of the Outstanding Convertible Voting Preferred Shares Description of Stock incorporated by reference in this proxy statement as Appendix VI. In addition, we may offer and sell, Convertible Common Shares automatically convertible upon sale into Common Shares. All of the outstanding Common Shares are fully paid and nonassessable and the Common Shares when issued upon conversion of the Preferred Shares and the Convertible Common Shares, or on the automatic conversion of Convertible Common Shares sold directly by us, will be fully paid and nonassessable. Our Common Shares are traded on the New York Stock Exchange under the symbol “PXT.”

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     Our board of directors may issue, grant options exercisable for or otherwise dispose of our authorized Common Shares to any persons and on any terms they deem appropriate, provided the issuance does not violate Bermuda law or our Bye-Laws and we obtain Bermuda Monetary Authority approval in applicable circumstances.

     The Common Shares will be, when issued against payment therefor, fully paid and nonassessable. Holders of our Common Shares have no preemptive, redemption, conversion or sinking fund rights. The rights of holders of Common Shares will be subject to, and may be adversely affected by, the rights of holders of any Preferred Shares that have been issued and may be issued in the future and any Convertible Common Shares that have been issued and may be issued in the future. See the Outstanding Convertible Voting Preferred Shares Description of Stock incorporated by reference in this proxy statement as Appendix VI and “Proposal 4–Approval of Division of Common Shares into Three Classes–Description of the Convertible Common Shares” for a description of those Preferred Shares and Convertible Common Shares, respectively. The board of directors of PXRE may issue additional Preferred Shares to obtain additional financing, in connection with acquisitions, to officers, directors and employees of PXRE and its subsidiaries pursuant to benefit plans or otherwise and for other proper corporate purposes.

Liquidation Rights

     In the event of our liquidation, dissolution or winding-up, the holders of Common Shares are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any outstanding Convertible Voting Preferred Shares. Additional authorized but unissued Common Shares may be issued by our board of directors without the approval of the shareholders.

     Because we are a holding company, our rights, and the rights of holders of our securities, including the holders of Common Shares, to participate in the distribution of assets of any of our subsidiaries upon that subsidiary’s liquidation or recapitalization will be subject to the prior claims of that subsidiary’s creditors and Preferred Shareholders, except to the extent we may be a creditor with recognized claims against the subsidiary or a holder of Preferred Shares, as the case may be, of the subsidiary.

Voting Rights and Shareholder Meetings

     Each Common Share has one vote, except that if, and so long as, the shares controlled (as described below) by any person constitute more than 9.9% of the voting power of our outstanding shares, including Common Shares, the voting rights with respect to the “controlled shares” owned by that person will be limited, in the aggregate, to a voting power of 9.9%. Our board of directors may in its discretion waive the 9.9% limitation on a case by case basis. Our board of directors has waived the 9.9% limitation with respect to Capital Z, and certain of their affiliates.

     Under our Bye-Laws, “controlled shares” include, among other things, (i) all shares of PXRE that a person owns within the meaning of Section 958(a) of the Internal Revenue Code of 1986, as amended, which we call the “Code,” or is considered as owning by applying the rules of Section 958(b) of the Code, (ii) all shares of PXRE that a person owns by applying the rules of Sections 544 or 554 of the Code, and (iii) all shares of PXRE that a person owns directly, indirectly or beneficially as a result of the possession of sole or shared voting power within the meaning of Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder. These voting reallocation provisions could make it difficult or impossible for any person or group of persons acting in concert to acquire control of us without agreement by our board of directors.

     Our Bye-Laws provide that the quorum required for a general meeting of shareholders is a majority of the outstanding shares entitled to vote at the meeting present in person or by proxy. In general, matters are determined by a simple majority of votes cast by our Common Shareholders, except as otherwise required by law and our Bye-Laws.

     Under our Bye-Laws, the vote of 66 2/3% of the outstanding shares entitled to vote and the approval of a majority of the board is required to amend our Bye-Laws regarding the appointment and removal of directors, remuneration, powers and duties of the board, indemnification of directors and officers, director’s interests and the procedures for amending Bye-Laws. Any share entitled to vote may be voted by written proxy and proxies may be valid for all general meetings. There are no limitations under Bermuda law on the voting rights of non-resident or foreign shareholders.

     Under Bermuda law, a company is required to convene at least one general shareholders’ meeting per calendar year. Under Bermuda law and our Bye-Laws, general meetings of shareholders may either be annual or special. Under Bermuda law, special general meetings must be called upon the request of shareholders holding not less than 10% of the paid up share capital of the company carrying the right to vote at general meetings. Directors may also convene special general meetings as they deem necessary.

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     Bermuda law requires that shareholders be given at least five days’ advance notice of a general meeting, although the accidental omission of notice to any person does not invalidate the proceedings at a meeting. Under our Bye-Laws, notice of annual general meetings and special general meetings must be made in writing at least 21 days before the meeting.

Election or Removal of Directors

     Under Bermuda law and our Bye-Laws, directors are elected at the annual general meeting to serve until their successors are elected or appointed, unless they are earlier removed or resign.

     The election of our Class I, II and III directors is determined by a simple majority of votes cast by our Common Shareholders, except as otherwise required by law. Our shareholders do not have cumulative voting rights. Accordingly, holders of a majority of the Common Shares entitled to vote in any election of directors may elect all Class I, II and III directors. Our Class IV directors are designated and elected solely by holders of our Preferred Shares and Convertible Common Shares.

     Under Bermuda law and our Bye-Laws, a director may be removed at a special general meeting of shareholders specifically called for that purpose, provided that the director was served with at least 14 days’ notice. The director has a right to be heard at the meeting. Any vacancy created by the removal of a director at a special general meeting may be filled at that meeting by the election of another director in his or her place or, in the absence of any election, by the board of directors.

Duties of Directors and Officers

     Under the Companies Act 1981 of Bermuda, the duties of directors and officers are to act honestly and in good faith with a view to the best interests of the company and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Every director and officer of a Bermuda company is also required to comply with the provisions of the Companies Act 1981 of Bermuda, all related regulations and the relevant company’s bye-laws. In addition, the directors are subject to common law fiduciary duties. These duties include the duty to act bona fide in the best interests of the company, and not for any collateral purpose.

     Under Bermuda law, the directors’ duties are owed to the company itself, not to its shareholders or members, creditors, or any class of either shareholders, members or creditors. In discharging his or her duties, a director is required to exercise the care and skill which may be reasonably expected of a person with the director’s skills and experience.

     Bermuda law renders void any provision in the bye-laws or in any contract between a company and any director exempting him or her from or indemnifying him or her against any liability in respect of any fraud or dishonesty of which he or she may be guilty in relation to the company. In addition, the Companies Act 1981 provides that where a director, officer or auditor of a company is found liable to any person for damages arising out of the performance of any function of his or her duties, he will only be held jointly and severally liable if it is proved that he or she knowingly engaged in fraud or dishonesty. In any other case, the court will determine the percentage of responsibility of all parties it determines have contributed to the loss or liability of the plaintiff, and the liability of any one director, officer or auditor shall be equal to the total loss suffered by the plaintiff multiplied by the director’s, officer’s or auditor’s percentage of responsibility as determined by the court.

     Our board of directors is currently divided into four classes and comprised of 11 directors. The specific number of directors constituting the board of directors is determined from time to time by resolution of our shareholders at a general meeting. The directors of the class elected at each annual general meeting hold office for a term of three years, with the term of each class expiring at successive annual general meetings of shareholders. A total of four Class IV directors are elected solely by the holders of our Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares in accordance with our Bye-Laws and the terms of the Outstanding Convertible Voting Preferred Description of Stock.

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Dividends

     The holders of Common Shares will receive such dividends, if any, as may be declared by our board of directors out of funds legally available for that purpose. Under Bermuda law, we may not declare or pay a dividend, or make a distribution out of contributed surplus, if there are reasonable grounds for believing that (i) we are, or after the payment would be, unable to pay our liabilities as they fall due, or (ii) the realizable value of our assets after the payment or distribution would be less than the aggregate amount of our liabilities and our issued share capital and share premium accounts. All dividends unclaimed for a period of six years after having been declared will be forfeited and revert to us. Except as noted in this paragraph, there are no limitations under Bermuda law on the rights of non-resident or foreign shareholders to receive dividends.

     Under the terms of the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares, so long as the Preferred Shareholders maintain certain ownership thresholds during certain time periods, we may not increase dividends paid upon our Common Shares above a permitted amount or make distributions upon our Common Shares above a permitted amount without approval of certain of our shareholders.

     As of October 7, 2005 our subsidiaries have issued approximately $167.1 million of subordinated debt securities. Of this amount, approximately $5.2 million have been purchased by certain subsidiaries of ours for investment purposes. From time to time, our affiliates may issue, in private placements, additional subordinated debt securities. In connection with the issuance of subordinated debt securities, we have agreed, among other things, that if full distributions on the subordinated debt securities have not been paid or set apart for payment or we are in default of its related guarantee obligations, PXRE, with certain exceptions, will not declare or pay dividends, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to any of its share capital, including the Common Shares.

Changes in Capital

     We may from time to time by shareholder resolution passed by a simple majority of our Common Shares, Convertible Common Shares (on a fully converted basis) and Preferred Shares (on a fully converted basis):

•	increase our share capital to be divided into shares in the amount that the resolution prescribes;

•	divide our shares into several classes with different rights;

•	consolidate and divide any or all of our share capital into shares of a larger amount than our existing shares;

•	sub-divide any of our shares into shares of a smaller amount than that fixed by our memorandum of association, as long as the proportion between the amount paid and the amount, if any, unpaid on each reduced share be the same as on the share from which the reduced share is derived;

•	cancel shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person, and diminish the amount of our share capital by the amount of the cancelled shares;

•	change the currency denomination of our share capital; and

•	authorize the reduction of issued share capital or any share premium.

Transfer of Shares

     Transfer of shares must be in writing. The instrument of transfer of a share may be in any form which our board of directors approves.

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Modification of Rights

     Our Bye-Laws provide that, subject to Bermuda law and the limitation on controlled shares, the rights attached to any class of Common Shares may be modified by a resolution passed at a separate general meeting of the holders representing at least 66 2/3% of the votes cast of that class. For purposes of this meeting, one or more shareholders present in person or by proxy representing at least a majority of the issued and outstanding shares of that class and entitled to vote will be a quorum.

Borrowing Power

     Neither Bermuda law nor our Memorandum of Association nor our Bye-Laws restrict in any way our power to borrow and raise funds. The decision to borrow funds is passed by or under direction of our board of directors, with no shareholders’ resolution being required.

ANTI-TAKEOVER EFFECTS

     The increase in the number of authorized shares and the subsequent issuance of Common Shares in exchange for the Perpetual Preferred Shares under Proposal 2 could have the effect of delaying or preventing a change of control of PXRE Group without further action by the shareholders. Authorized and unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control of PXRE Group more difficult, and therefore less likely. The additional authorized shares could be used to discourage persons from attempting to gain control of PXRE Group by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in a potential takeover scenario.

     In addition, the increased shares authorized by the proposed amendments could permit the Board of Directors to issue shares to persons supportive of management’s position. Such persons might then be in a position to vote to prevent or delay a proposed business combination that is deemed unacceptable to the Board of Directors, although perceived to be desirable by some stockholders. Any such issuance could provide management with a means to block any vote that might be used to effect a business combination in accordance with the Bye-Laws.

     If Proposal 1 is approved and the Perpetual Preferred Shares are exchanged for Common Shares, there will be additional Common Shares issued to current holders of our Convertible Voting Preferred Shares and Convertible Common Shares as a result of both the mandatory exchange and the adjustments resulting from the anti-dilution provisions of the outstanding Convertible Voting Preferred Shares triggered by the exchange. For important information regarding the terms of the Perpetual Preferred Shares and the Convertible Voting Preferred Shares, you should read the Perpetual Preferred Share Description of Stock and the Outstanding Convertible Voting Preferred Description of Stock, which are incorporated by reference in this proxy statement as Appendix II and Appendix VI, respectively. Increased ownership of our Common Shares by our long-term investors could be viewed by persons seeking a proposed business combination as a disincentive.

VOTE REQUIRED FOR APPROVAL OF PROPOSAL 2

     Proposal 2 must be approved by a simple majority of the votes cast on the proposal, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

     Proposal 2 is conditioned upon the approval of Proposal 1 and Proposal 4.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors has unanimously approved the proposed action and has determined that the proposed increase in authorized number of Common Shares and the subsequent issuance of such shares in exchange for the Perpetual Preferred Shares is in the best interests of PXRE Group and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR’’ THE PROPOSED AMENDMENT.

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PROPOSAL 3

APPROVAL OF AMENDMENTS TO THE BYE-LAWS AND
MEMORANDUM OF ASSOCIATION TO INCREASE
THE AUTHORIZED NUMBER OF PREFERRED SHARES

     On October 2, 2005, the Board of Directors adopted a resolution declaring it advisable and in the best interests of the shareholders to amend PXRE Group’s Bye-Laws to increase the authorized share capital from $360,000,000 to $380,000,000 and to increase the number of authorized Preferred Shares, par value $1.00 per share, from 10,000,000 to 30,000,000 shares.

     The Board of Directors further directed that these amendments be submitted for consideration of PXRE Group’s shareholders at a Meeting to be called for that purpose.

     If the shareholders approve the amendment, PXRE Group will amend Bye-Law 2 of the Bye-Laws to increase the number of Preferred Shares as described above. If adopted by the Shareholders, the increase will become effective from the date the shareholder resolution is adopted. The only changes in PXRE Group’s existing Bye-Laws would be those numeric changes required to reflect the increase and division of share capital as proposed in this proxy statement. The text of Bye-Law 2(1) of the Bye-Laws, as proposed to be amended, is set forth as Appendix I to this proxy statement.

     The primary purpose of the increase in the number of authorized Preferred Shares is to provide additional authorized Preferred Shares for general corporate purposes, allowing PXRE Group to maintain financial flexibility in the event of reinsurance market opportunities or future catastrophic losses.

     If Proposal 3 is approved, it is contemplated that the remaining authorized Preferred Shares may be issued by PXRE Group in one or more offerings. As of the date of this proxy statement, no determination has been made as to timing or the size of any such offering or the use of proceeds. The terms of any such Preferred Shares, including dividend rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Board of Directors at such time as the Board of Directors authorizes their issuance. Subject to the terms of the Outstanding Convertible Voting Description of Stock, once Proposal 3 is approved, no further authorization by the Common Shareholders is expected to be required prior to an offering of authorized Preferred Shares.

     For a discussion of possible anti-takeover effects associated with an increase in authorized share capital, see “Proposal 2–Approval of the Exchange of Perpetual Preferred Shares into Common Shares–Anti-Takeover Effects.”

VOTE REQUIRED FOR APPROVAL OF PROPOSAL 3

     Proposal 3 must be approved by a simple majority of the votes cast on the proposal, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors has unanimously approved the proposed amendment and has determined that the proposed increase in authorized share capital is in the best interests of PXRE Group and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR’’ THE PROPOSED AMENDMENT.

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PROPOSAL 4

APPROVAL OF DIVISION OF AUTHORIZED
COMMON SHARES INTO THREE CLASSES

     On October 2, 2005, the Board of Directors adopted a resolution declaring it advisable and in the best interests of the shareholders to effect the division of 30,000,000 of PXRE Group’s 300,000,000 newly authorized Common Shares into three pre-existing classes of Convertible Common Shares: 10,000,000 additional Class A Convertible Common Shares, 10,000,000 additional Class B Convertible Common Shares, and 10,000,000 additional Class C Convertible Common Shares, such Convertible Common Shares to be automatically redesignated as Common Shares upon, and to the extent of, the exercise of conversion rights attaching to such Convertible Common Shares on a one-for-one basis.

     The Board of Directors further directed that this action be submitted for consideration of PXRE Group’s shareholders at a Meeting to be called for that purpose.

     The primary purpose of Proposal 4 is to satisfy, in connection with PXRE Group’s issuance of the Perpetual Preferred Shares, the Exchange Conditions Precedent and to allow PXRE Group to complete its capital raising program and to restore common share capital to a level commensurate with PXRE Group’s counterparty credit ratings and its reinsurance subsidiaries’ financial strength ratings, which were recently downgraded by Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc., and A.M. Best Company, an independent insurance industry rating organization. The primary purpose of the authorization of the division of Common Shares into classes of Convertible Common Shares under Proposal 4 in excess of those issued in connection with the exchange of Perpetual Preferred Shares under Proposal 2 is to provide additional authorized shares for general corporate purposes, allowing PXRE Group to maintain financial flexibility in the event of reinsurance market opportunities or future catastrophic losses.

     Approval of Proposal 4 is essential to the completion of PXRE Group’s capital raising program. A.M. Best and Standard & Poor’s have made clear to us that in the absence of additional capital PXRE Group can expect a downgrade in our ratings. Standard & Poor’s and A.M. Best have stated that material delays in the conversion of Perpetual Preferred Shares to common equity will likely result in the ratings being lowered, reflecting the largely unmitigated capital impact from Katrina losses and the materially reduced financial flexibility resulting from the provisions of the Perpetual Preferred Shares. Therefore, if Proposal 4 is not approved, PXRE Group expects that a downgrade will occur in its ratings.

     Proposal 4 is conditioned on the approval of Proposal 1. The approval of Proposal 2 is conditioned upon the approval of Proposal 1 and Proposal 4. If any of Proposal 1, Proposal 2 or Proposal 4 is not approved, the mandatory exchange of the Perpetual Preferred Shares into Common Shares (or Convertible Common Shares) will not be completed. For a discussion of the consequences of the mandatory exchange and, alternately, the failure to complete the mandatory exchange, see “Proposal 1–Approval of Amendments to the Bye-Laws to Increase the Authorized Number of Common Shares.”

     If Proposal 4 is approved, it is contemplated that the remaining authorized Convertible Common Shares may be issued by PXRE Group in connection with one or more offerings. As of the date of this proxy statement, no determination has been made as to timing or the size of any such offering or the use of proceeds. Subject to the terms of the Outstanding Convertible Voting Description of Stock, once Proposal 4 is approved, no further authorization by the holders of Common Shares is expected to be required prior to an issuance of authorized Convertible Common Shares.

DESCRIPTION OF THE CONVERTIBLE COMMON SHARES

     The following is a summary of the material terms and provisions of the rights, preferences and privileges of the Convertible Common Shares as contained in the Outstanding Convertible Voting Description of Stock, the form of which is attached hereto as Appendix VI. However, this summary of the Convertible Common Shares does not purport to be complete and shareholders are urged to read the Outstanding Convertible Voting Description of Stock in its entirety.

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General

     As of October 7, 2005 there were 7,037,166 Convertible Common Shares outstanding.

     Except as otherwise provided, each class of Convertible Common Shares (which includes the Class A Common Shares, Class B Common Shares and Class C Common Shares) has, and any class of Convertible Common Shares offered and sold directly by us will have, the same voting rights as Common Shares. Each class of Convertible Common Shares has the same rights, preferences and privileges as each other class of Convertible Common Shares, except as described in the outstanding description of preferred stock which has been filed with the SEC. The Convertible Common Shares that are currently outstanding or that are issuable by us, automatically convert into Common Shares on a one-for-one basis upon a transfer of record ownership to any person other than the original purchasers, or any of their respective affiliates or limited partners (including, without limitation, in connection with a public offering of the shares), or a person approved by our board of directors in its sole discretion. Convertible Common Shares may be converted at the option of the holder into Common Shares on a one-for-one basis at any time that the holder would be entitled to vote Preferred Shares generally in the election of directors in accordance with the Outstanding Convertible Voting Preferred Description of Stock. Our Class IV directors are designated solely by holders of our Convertible Common Shares and Preferred Shares. The holders of Convertible Common Shares do not vote for any other directors. Any shares of Convertible Common Shares issued and sold directly by us, and not as a result of the conversion of outstanding Convertible Voting Preferred Shares, will automatically convert into Common Shares on a one-for-one basis upon sale to investors.

     For a discussion of possible anti-takeover effects of the increase in authorized share capital, see “Proposal 2–Approval of the Exchange of Perpetual Preferred Shares into Common Shares–Anti-Takeover Effects.”

VOTE REQUIRED FOR APPROVAL OF PROPOSAL 4

     Proposal 4 must be approved by a simple majority of the votes cast on the proposal, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

     In addition, under Sections 3(c)(i), 3(d)(i) and 3(e)(i) of the Outstanding Convertible Voting Preferred Description of Stock, when PXRE Group authorizes any capital shares ranking pari passu with, or senior to, the outstanding Convertible Voting Preferred Shares or which in any manner adversely affects the holders of the outstanding Convertible Voting Preferred Shares or the Class A Convertible Common Shares, Class B Convertible Common Shares or Class C Convertible Common Shares, any such action requires the consent of holders of more than 50% of each affected series of outstanding Convertible Voting Preferred Shares, voting separately as a single class. Because Proposal 4 will increase the authorized number of Class A Convertible Common Shares, Class B Convertible Common Shares and Class C Convertible Common Shares, the consent of the Series A Convertible Voting Preferred Shares, voting together as a single class, the Series B Convertible Voting Preferred Shares, voting together as a single class, and the Series C Convertible Voting Preferred Shares, voting together as a single class is required. All such separate required consents have been obtained and are attached to this proxy statement as Appendix VII.

     Proposal 4 is conditioned on the approval of Proposal 1.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors has unanimously approved the proposed amendment and has determined that the proposed division of authorized share capital is in the best interests of PXRE Group and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR’’ THE PROPOSED AMENDMENT.

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SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Shareholders

     The following table indicates those persons known to us (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), who own beneficially more than 5% of the Common Shares, Convertible Common Shares or Preferred Shares outstanding, as applicable, as of October 7, 2005:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Outstanding	Percent of Voting Rights on Proposals (1)

Common Shares	FMR Corp. and Affiliates 82 Devonshire Street Boston, MA 02109	1,966,145 shares(2)	6.3%	4.6%

Common Shares	Royce & Associates, LLC and Affiliates 1414 Avenue of the Americas New York, NY 10019	1,649,039 shares(3)	5.3%	3.9%

Class A Convertible Common Shares	Capital Z Partners, Ltd. & Affiliates 54 Thompson Street New York, NY 10012	4,405,238 shares(4)	100%	10.3%

Class B Convertible Common Shares	Reservoir Capital Management L.L.C. & Affiliates 650 Madison Avenue 26th Floor New York, NY 10022	1,580,839 shares (5)	100%	3.7%

Class C Convertible Common Shares	RER Reinsurance Holdings, L.P. 777 Main Street Suite 2250 Fort Worth, TX 76102	1,009,046 shares (6)	96%	2.4%

Series A Preferred Shares	Capital Z Partners, Ltd. & Affiliates 54 Thompson Street New York, NY 10012	3,168.532 shares(4)	100%	5.6	%(7)

Series B Preferred Shares	Reservoir Capital Management L.L.C. & Affiliates 650 Madison Avenue 26th Floor New York, NY 10022	1,588.49 shares(5)	100%	2.8	%(7)

Series C Preferred Shares	RER Reinsurance Holdings, L.P. 777 Main Street Suite 2250 Fort Worth, TX 76102	1,013.93 shares(6)	96%	1.8	%(7)

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(1) Reflects the approximate percentage of voting rights of such shares on the matter being submitted to the Meeting. Applicable percentage of voting rights for each group of shares is based on 31,207,417 Common Shares outstanding as of October 7, 2005, plus 4,384,013 Common Shares issuable upon conversion of the Preferred Shares outstanding as of October 7, 2005, plus 7,037,166, Common Shares issuable upon conversion of the Convertible Common Shares outstanding as of October 7, 2005. Percentage does not reflect approximately 126,145 additional Common Shares attributable to holders of outstanding Convertible Voting Preferred Shares as a result of anti-dilution adjustments in connection with the issuance by PXRE Group on October 7, 2005 of Common Shares in a public offering. The Convertible Common Shares and the Convertible Voting Preferred Shares vote on an as-converted basis with the Common Shares. The conversion ratio for the Convertible Common Shares is 1-to-1. The conversion ratio for the Convertible Voting Preferred Shares is based on the adjusted conversion price of $13.26 as of June 30, 2005.

(2) Applicable percentage ownership for the Common Shares is based on 31,207,417 Common Shares outstanding as of October 7, 2005. According to amendment number nine to a Schedule 13G jointly filed with the SEC on February 14, 2005 by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, Fidelity International Limited and Fidelity Low Priced Stock Fund (the “FMR Entities”), each of the FMR Entities has the sole power to dispose of these Common Shares, while the power to vote or direct the voting of such Shares was reported as residing with the Board of Trustees of certain of the investment funds for which certain of the FMR entities act as investment advisors as described in such Schedule 13G.

(3) Applicable percentage ownership for the Common Shares is based on 31,207,417 Common Shares outstanding as of October 7, 2005. According to the Schedule 13G filed with the SEC on February 3, 2005 by Royce & Associates, LLC (“Royce”), Royce has the sole power to vote and dispose of these Common Shares.

(4) According to PXRE Group’s Share Register, Capital Z holds 3,168.532 Convertible Voting Preferred Shares, which includes 3,151.744 A2 Convertible Voting Preferred Shares owned by Capital Z Fund and 16.788 A2 Preferred Shares owned by Capital Z Private Fund. The 3,168.532 Preferred Shares held by Capital Z are convertible into 2,389,542 Common Shares. In addition, Capital Z Management, LLC holds 20,833 Common Shares, 12,500 of which are restricted Common Shares, and options exercisable within 60 days to purchase 8,333 Common Shares that were granted to it under our Director Stock Plan as the designee of Jonathan Kelly, Susan Cabrera and Bradley Cooper, members or past member of our Board of Directors. Under our Bye-Laws, absent a Board waiver, no person is entitled to exercise voting power on a matter in excess of a maximum limitation of 9.9% of the votes conferred on all of our shares entitled to vote on such matter, after taking into consideration all votes held directly, indirectly, beneficially or through attribution. The Board has determined to waive this requirement with respect to the Capital Z (including, for such purpose, certain of their affiliates).

(5) According to PXRE Group’s Share Register, Reservoir Capital Partners Master Fund, L.P. (“Reservoir Master Fund”) and Reservoir Capital Partners, L.P. (“Reservoir Partners” and, together with Reservoir Master Fund and their various affiliates, “Reservoir”) hold the 1,588.492 Convertible Voting Preferred Shares, which includes 1,359.749 B2 Convertible Voting Preferred Shares owned by Reservoir Partners and 228.743 B2 Convertible Voting Preferred Shares owned by Reservoir Master Fund. The 1,588.492 Preferred Shares held by Reservoir are convertible into 1,197,958 Common Shares. According to an Amended Schedule 13D filed on April 8, 2005 by Reservoir, Reservoir holds 150,350 Common Shares. In addition, Reservoir holds 12,500 Common Shares, of which 7,500 are restricted Common Shares, and options exercisable within 60 days to purchase 5,000 Common Shares that were granted to it under our Director Stock Plan as a designee of Craig Huff, a member of our Board of Directors.

(6) According to PXRE Group’s Share Register, RER Reinsurance Holdings, L.P. (“RER”) holds the 1,013.930 Preferred Shares, consisting of C2 Convertible Voting Preferred Shares owned by Richard E. Rainwater. The 1,013.930 Convertible Voting Preferred Shares held by RER are convertible into 764,653 Common Shares. Based on the Amended Schedule 13D filed on April 8, 2005, we believe Richard Rainwater, as the sole general partner of RER, has the sole voting and dispositive power with respect to the 1,013.930 Convertible Voting Preferred Shares held by RER.

(7) Percentage does not reflect that the authorization of additional Convertible Common Shares under Proposal 4 requires the consent of holders of more than 50% of each affected series of outstanding Convertible Voting Preferred Shares, voting separately. All such separate required consents have been obtained and are attached to this proxy statement as Appendix VII.

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Stock Ownership of Management

     The following table sets forth the beneficial ownership of Common Shares of PXRE Group as of October 7, 2005, by (i) each director, (ii) the Chief Executive Officer and each of the other four most highly compensated executive officers during the fiscal year ending December 31, 2004, and (iii) all directors and executive officers as a group.

Name or Number of Persons in Group	Number of Common Shares Beneficially Owned		Percent of Class Outstanding	Percent of Voting Rights on Proposal

Gerald L. Radke	65,580		*	*
F. Sedgwick Browne	57,824	(1)(2)	*	*
Susan Cabrera	14,333	(1)(2)	*	*
Bradley E. Cooper	6,000	(2)	*	*
Robert W. Fiondella	67,648	(2)	*	*
Franklin D. Haftl	40,553	(1)(2)	*	*
Craig A. Huff	166,451	(3)	*	*
Mural R. Josephson	6,666		*	*
Jonathan Kelly	0	(1)(2)	*	*
Wendy Luscombe	33,233	(1)(2)	*	*
Philip R. McLoughlin	47,481	(2)	*	*
Robert Stavis	21,722	(1)(4)	*	*
Jeffrey L. Radke	285,846	(5)	*	*
Bruce J. Byrnes	67,514	(5)	*	*
John Daly	64,256	(5)	*	*
Guy D. Hengesbaugh	79,486	(5)	*	*
John M. Modin	79,703	(5)	*	*
All directors and executive officers as a group (17 persons)	1,104,296		3.5%	2.6%

* Less than 1%.

(1) The number of Common Shares set forth opposite the names of Mr. Browne, Ms. Cabrera, Mr. Cooper, Mr. Haftl, Mr. Huff, Ms. Luscombe and Mr. Stavis does not include the 2,000 shares granted to each such director under the PXRE Director Equity and Deferred Compensation Plan, as to which shares such directors held neither voting nor investment power as of the Record Date. Pursuant to the terms of the Director Deferred Stock Plan, on each date that dividends are paid to shareholders in respect of the Common Shares, we make dividend equivalent payments, in cash, in respect of each Common Share granted, but not yet delivered, under such plan. Ms. Cabrera and Mr. Haftl are no longer members of the Board of Directors.

(2) Includes, with respect to each of the following individuals, options exercisable within 60 days to purchase the indicated number of Common Shares: Mr. Browne, 34,181 shares; Ms. Cabrera, 10,000 shares; Mr. Cooper, 5,000 shares; Mr. Fiondella, 54,148 shares; Mr. Haftl, 28,917 shares; Mr. Josephson, 1,666 shares; Jonathan Kelly, 0 shares; Ms. Luscombe, 21,583 shares; Mr. McLoughlin, 35,814 shares and Mr. G. Radke, 52,241 Common Shares. Also includes for Mr. Browne, 3,028 Common Shares owned by his wife, as to which Mr. Browne disclaims beneficial ownership.

(3) Mr. Huff is President of Reservoir Management. According to a Schedule 13D filed with the SEC, Reservoir Management reports shared dispositive and voting power with respect to the 158,682 Common Shares and 3,612 Preferred Shares held by Reservoir Partners and Reservoir Master Fund. See Note 5 to the 5% or Greater Beneficial Ownership table above. Mr. Huff may be deemed to beneficially own such Common Shares and Preferred Shares by virtue of his position as President of Reservoir Management. Mr. Huff disclaims beneficial ownership as to all of the Reservoir shares. Also includes 1,000 Restricted Shares and options exercisable within 60 days granted to Mr. Huff to purchase 8,436 Common Shares.

(4) Includes 8,500 Restricted Shares and options exercisable within 60 days to purchase 13,222 Common Shares. Mr. Stavis also holds 42.246 C2 Preferred Shares, which are ultimately convertible into 31,860 Common Shares.

(5) Includes, with respect to each of the following individuals, options exercisable within 60 days to purchase the indicated number of Common Shares: Mr. J. Radke, 222,949 shares; Mr. Byrnes, 11,754 shares; Mr. Daly, 25,000 shares; Mr. Hengesbaugh 31,216 shares; and Mr. Modin 22,285 shares.

(6) Includes options exercisable within 60 days to purchase 578,412 Common Shares.

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DEADLINES FOR SHAREHOLDER PROPOSALS

     If a shareholder desires to present a proposal for inclusion in next year’s proxy statement, such shareholder must submit such proposal in writing to us for receipt not later than December 1, 2005. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in our 2005 proxy materials.

     For any proposal that is not intended for inclusion in the 2006 proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual general meeting, SEC rules permit the proxy holders to vote proxies in their discretion if PXRE Group does not receive notice of the proposal prior to the close of business on November 15, 2005. Notices of intention to present proposals at the 2006 annual general meeting should be addressed to the PXRE Group’s Secretary, PXRE Group Ltd, P.O. Box 1282, Hamilton HM FX, Bermuda, Attention: Secretary. Shareholders who wish to submit a proposal for consideration at our 2006 annual general meeting of shareholders, but who do not wish to submit a proposal for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, should deliver a copy of their proposal no later than March 1, 2006 and otherwise comply with the notice provisions of the Bye-Laws. If a shareholder fails to provide such 45-day notice, the respective proposal need not be addressed in the proxy materials and the proxies may exercise their discretionary voting authority when the proposal is raised at the 2006 annual general meeting. In either case, proposals should be delivered to PXRE Group Ltd, P.O. Box 1282, Hamilton HM FX, Bermuda, Attention: Secretary.

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WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. In addition, the SEC maintains a website that contains reports, proxy statements and other information that we electronically file. The address of the SEC’s website is http://www.sec.gov.

     This proxy statement has been filed with the SEC. This proxy statement omits some information contained in other documents filed in accordance with SEC rules and regulations. You should review the information and exhibits in these documents for further information on us, our consolidated subsidiaries, and our securities. Statements in this proxy statement concerning any document we filed with the SEC are summaries and do not contain all the information that may be important to you. You should review the complete documents to evaluate these statements.

     Our common shares, par value $1.00 per share, are listed on the New York Stock Exchange under the symbol “PXT.” You may inspect reports, proxy statements and other information concerning us and our consolidated subsidiaries at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

     The SEC allows us to incorporate by reference much of the information we file with it, which means that we can disclose important information to you by referring you to those publicly available documents. The information that we incorporate by reference in this proxy statement is considered to be part of this proxy statement. Because we are incorporating by reference future filings with the SEC, this proxy statement is continually updated and those future filings may modify or supersede some of the information included or incorporated by reference in this proxy statement. This means that you must look at all of the SEC filings that we incorporate by reference to determine if any of the statements in this proxy statement or in any document previously incorporated by reference have been modified or superseded. This proxy statement incorporates by reference the documents listed below and any future filings we make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than information in the documents that is deemed not to be filed) after the date of this proxy statement:

(a)	Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (SEC file number 1-15259);

(b)	Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005;

(c)	Current Reports on Form 8-K filed on February 2, 2005, February 4, 2005 (only as it relates to Item 3.03), March 1, 2005, March 2, 2005 (only as it relates to Item 5.02), March 31, 2005, April 27, 2005, April 29, 2005 (only as it relates to Item 8.01), May 18, 2005 (only as it relates to Item 8.01), June 20, 2005, June 23, 2005, August 3, 2005, August 29, 2005 (only as it relates to Item 9.01), October 3, 2005 (date of report, September 29, 2005), October 3, 2005 (date of report, October 3, 2005) (with respect to Item 8.01), and October 7, 2005; and

(d)	The description of the common shares contained in our registration statement on Form 8-A filed on August 23, 1999 pursuant to Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating the description.

     We are not, however, incorporating by reference any documents or portions thereof that are not deemed “filed” with the SEC, including any information furnished pursuant to Items 2.02 or 7.01 of Form 8-K. You can request a copy of these documents, excluding exhibits, at no cost, by writing or telephoning us at the following address:

PXRE House
110 Pitts Bay Road
Pembroke HM 08
Bermuda
Attention: Treasurer
(441) 296-5858

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OTHER MATTERS

     At the date of this proxy statement, management has no knowledge of any matters other than those set forth in this proxy statement which will be presented at the Meeting. However, if any other matters should properly come before the Meeting it is intended that Proxies shall be voted thereon in accordance with the best judgment of the person or persons voting such Proxies.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of KPMG LLP, independent registered public accounting firm, has audited our financial statements since June 2001. The Company has selected KPMG LLP as its independent accountant for the fiscal year ended December 31, 2005. A representative of KPMG LLP is expected to attend the Meeting, and will have an opportunity to make a statement if he or she so desires and to respond to questions.

Householding

     The SEC has adopted rules that allow companies to send a single copy of annual reports, proxy statements, prospectuses and other disclosure documents to two or more shareholders sharing the same address, subject to certain conditions. These “householding’’ rules are intended to provide greater convenience for shareholders, as well as cost savings for companies by reducing the number of duplicate documents that shareholders receive. If your shares are held by an intermediary broker, dealer or bank in “street name,’’ your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary. If you wish to revoke a consent to householding obtained by a broker, dealer or bank which holds shares for your account, you may contact your broker or PXRE Group at:

Investor Relations or Treasurer
PXRE Group Ltd.
110 Pitts Bay Road,
Pembroke HM 08, Bermuda
Telephone: 441-296-5858

MISCELLANEOUS

     American Stock Transfer & Trust Company serves as transfer agent, registrar and dividend paying agent for PXRE Group’s shares. Correspondence relating to any stock accounts, dividends or transfers of share certificates should be addressed to:

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
Telephone: (718) 921-8275
Facsimile: (718) 921-8331

By Order of the Board of Directors

DAVID J. DOYLE
Secretary

Pembroke, Bermuda

October       , 2005

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Appendix I

BYE-LAWS

OF

PXRE GROUP LTD.

PROPOSED AMENDMENTS

to Bye-Law 2(1)

Subject to Shareholder Approval

at the Special General Meeting of Shareholders

to be held on November 18, 2005.

SHARES AND SHARE CAPITAL

     2. (1) The authorized share capital of the Company is $380,000,000 divided into the following classes of shares:

     (i) 350,000,000 Common Shares, par value $1.00 per share (“Common Shares”), which number of Common Shares is inclusive of 30,000,000 Convertible Common Shares, par value $1.00 per share; and

     (ii) 30,000,000 Preferred Shares, par value $1.00 per share (“Preferred Shares”).

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PXRE GROUP LTD.
110 Pitts Bay Road
Pembroke HM 08, Bermuda

I, David J. Doyle, Secretary of PXRE GROUP LTD., DO HEREBY CERTIFY that the following is a true copy of a resolutions adopted by the Board of Directors of the Company at a meeting of the Board of Directors held on October 2, 2005 and that such resolutions are still in full force and effect as at the date hereof:

“that it is advisable and in the best interests of the shareholders to amend, and we do hereby approve the amendment of, PXRE Group’s Bye-Laws to increase the authorized share capital from $60,000,000 to $360,000,000 and to increase the number of authorized Common Shares, par value $1.00 per share, from 50,000,000 to 350,000,000 shares;

that it is advisable and in the best interests of the shareholders to approve, and we do hereby approve, the exchange of all Series D Perpetual Non-Voting Preferred Shares (the “Perpetual Preferred Shares”) issued in a private placement on October 7, 2005 into 34,090,909 Common Shares and the automatic cancellation of the Perpetual Preferred Shares upon receipt of the Common Shares;

that it is advisable and in the best interests of the shareholders to amend, and we do hereby approve the amendment, of PXRE Group’s Bye-Laws to increase the authorized share capital from $360,000,000 to $380,000,000 and to increase the number of authorized Preferred Shares, par value $1.00 per share, from 10,000,000 to 30,000,000 shares;

that it is advisable and in the best interests of the shareholders to approve, and we do hereby approve, the division of 30,000,000 of PXRE Group’s 300,000,000 newly authorized Common Shares into three pre-existing classes of Common Shares (collectively, “Convertible Common Shares”): 10,000,000 additional Class A Convertible Voting Common Shares, par value $1.00 per share (“Class A Convertible Common Shares”), 10,000,000 additional Class B Convertible Voting Common Shares, par value $1.00 per share (“Class B Convertible Common Shares”), and 10,000,000 additional Class C Convertible Voting Common Shares, par value $1.00 per share (“Class C Convertible Common Shares”), such Convertible Common Shares to be automatically redesignated as Common Shares upon, and to the extent of, the exercise of conversion rights attaching to such Convertible Common Shares on a one-for-one basis;”

/s/ David J. Doyle Secretary

     Dated   7th October, 2005

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     Appendix V

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
        c/o Capital Z Partners, Ltd.
        54 Thompson Street
        New York, NY 10012

RER REINSURANCE HOLDINGS, L.P.
        c/o RER Reinsurance Holdings, L.P.
        777 Main Street
        Suite 2250
        Fort Worth, TX 76102

RESERVOIR CAPITAL PARTNERS, L.P.
RESERVOIR CAPITAL MASTER FUND, L.P.
        c/o Reservoir Capital Management L.L.C.
        650 Madison Avenue
        26th Floor
        New York, NY 10022

Robert Stavis
        c/o Bessemer Venture Partners
        1865 Palmer Avenue
        Suite 104
        Larchmont, NY 10538

September 28, 2005

Re:	Agreement to Vote

Dear Ladies and Gentlemen:

          Reference is made to the proposed placement by PXRE Group Ltd. (the “Company”), through Goldman, Sachs & Co. and Banc of America Securities LLC, of up to $400 million Series D Perpetual Non-Voting Preferred Shares of the Company (the “Preferred Shares”) with qualified institutional buyers. As you aware, the Preferred Shares shall be mandatorily exchangeable for Common Shares of the Company immediately upon satisfaction of specified conditions precedent, including the affirmative vote of the Company’s existing shareholders (i) authorizing an additional 300 million of the Company’s Common Shares; and (ii) approving the exchange of the Preferred Shares into Common Shares.

          This will serve to confirm the agreement of each of you to vote the entirety of your respective equity holdings of the Company in favor of (x) authorizing an additional 300 million of the Company’s Common Shares, and (y) approving the exchange of the Preferred Shares into Common Shares all upon, and subject to, the terms of the Preferred Shares. Such vote shall be given at the time of the special meeting of the Company’s shareholders being called for the purpose of such authorization of additional Common Shares and approval of the exchange of Preferred Shares into Common Shares.

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          To evidence your agreement with the foregoing, please sign and return to us a counterpart hereof, whereupon this letter and the acceptance by you of the terms hereof shall constitute a binding agreement with the Company, effective as of September 28, 2005.

Very truly yours,

PXRE GROUP LTD.

By: /s/ Robert Myron Name: Robert Myron Title: Senior Vice President and Treasurer

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          To evidence your agreement with the foregoing, please sign and return to us a counterpart hereof, whereupon this letter and the acceptance by you of the terms hereof shall constitute a binding agreement with the Company, effective as of September 28, 2005.

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
By:Capital Z Partners, L.P., its general partner
By:Capital Z Partners, Ltd. its sole general partner

By:           /s/ Craig Fisher
          Name: Craig Fisher
          Title: General Counsel

CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
By:Capital Z Partners, L.P., its general partner
By:Capital Z Partners, Ltd. its sole general partner

By:           /s/ Craig Fisher
          Name: Craig Fisher
          Title: General Counsel

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          To evidence your agreement with the foregoing, please sign and return to us a counterpart hereof, whereupon this letter and the acceptance by you of the terms hereof shall constitute a binding agreement with the Company, effective as of September 28, 2005.

RESERVOIR CAPITAL PARTNERS, L.P. By:Reservoir Capital Group, L.L.C., its sole general partner By: /s/ Craig Huff Name: Craig Huff Title: President

RESERVOIR CAPITAL MASTER FUND, L.P. By:Reservoir Capital Group, L.L.C., its sole general partner By: /s/ Craig Huff Name: Craig Huff Title: President

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          To evidence your agreement with the foregoing, please sign and return to us a counterpart hereof, whereupon this letter and the acceptance by you of the terms hereof shall constitute a binding agreement with the Company, effective as of September 28, 2005.

RER REINSURANCE HOLDINGS, L.P. By: /s/ Richard E. Rainwater Name: Richard E. Rainwater Title: General Partner By: Melissa T. Parish, Attorney-in-Fact

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     To evidence your agreement with the foregoing, please sign and return to us a counterpart hereof, whereupon this letter and the acceptance by you of the terms hereof shall constitute a binding agreement with the Company, effective as of September 28, 2005.

/s/ Robert Stavis Robert Stavis

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     Appendix VII

CAPITAL Z FINANCIAL SERVICES FUND II, L.P. CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P. c/o Capital Z Partners, Ltd. 54 Thompson Street New York, NY 10012

RESERVOIR CAPITAL PARTNERS, L.P. RESERVOIR CAPITAL MASTER FUND, L.P. c/o Reservoir Capital Management L.L.C. 650 Madison Avenue 26th Floor New York, NY 10022

RER REINSURANCE HOLDINGS, L.P.
c/o RER Reinsurance Holdings, L.P.
777 Main Street
Suite 2250
Fort Worth, TX 76102

Robert Stavis
c/o Bessemer Venture Partners
1865 Palmer Avenue
Suite 104
Larchmont, NY 10538

October 3, 2005

Re:	Consent to Authorization of Additional Convertible Common Shares of PXRE Group Ltd.

Dear Ladies and Gentlemen:

Reference is made to the Description of Stock (the "Description of Stock") for the Series A Convertible Voting Preferred Shares, Series B Convertible Voting Preferred Shares, Series C Convertible Voting Preferred Shares, (the foregoing Series of Preferred Shares are hereinafter collectively referred to as the "Voting Preferred Shares"), Class A Convertible Voting Common Shares ("Class A Convertible Common Shares"), Class B Convertible Voting Common Shares ("Class B Convertible Common Shares") and Class C Convertible Voting Common Shares ("Class C Convertible Common Shares"), (the foregoing Classes of Convertible Voting Common Shares are hereinafter collectively referred to as the "Convertible Common Shares"), of PXRE Group Ltd. (the "Company"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Description of Stock.

WHEREAS:

(1)      The Company wishes to raise additional share capital by the issue of further stock of the Company, including, without limitation, Convertible Common Shares;

(2)      The Company has issued Series D Perpetual Non-Voting Preferred Shares (“Perpetual Preferred Shares”) to holders of Voting Preferred Shares, and such Perpetual Preferred Shares are mandatorily exchangeable for Convertible Common Shares;

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(3)       On October 2, 2005, the Board of Directors of the Company adopted a resolution declaring it advisable to effect the division of 30,000,000 of the Company’s 300,000,000 newly authorized Common Shares into Convertible Common Shares: 10,000,000 additional Class A Convertible Common Shares, 10,000,000 additional Class B Convertible Common Shares, and 10,000,000 additional Class C Convertible Common Shares, such Convertible Common Shares to be automatically redesignated as Common Shares upon, and to the extent of, the exercise of conversion rights attaching to such Convertible Common Shares on a one-for-one basis;

(4)       The Board of Directors further directed that this action be submitted for consideration of the Company’s shareholders at a Special Meeting (the “Meeting”) to be called for that purpose on November 18, 2005;

(5)       Under Sections 3(c), 3(d) and 3(e) of the Description of Stock, when the Company authorizes any capital shares ranking pari passu with, or senior to, any Series of Voting Preferred Shares, or which in any manner adversely affects the holders of the Voting Preferred Shares or the Convertible Common Shares, any such action requires the consent of holders of more than 50% of each affected Series Voting Preferred Shares, voting separately; and

(6)       The action to be proposed at the Meeting referenced above will increase the authorized number of Class A Convertible Common Shares, Class B Convertible Common Shares and Class C Convertible Common Shares.

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Company and the holders of Preferred Shares and Convertible Common Shares do hereby agree and consent as follows:

1. Consent to Division of 30,000,000 of the Company’s 300,000,000 Authorized Common Shares into Convertible Common Shares. Subject to approval of the proposal referenced above by the requisite vote of the shareholders of the Company at the Meeting by ordinary resolution in accordance with the Bye-laws of the Company, the Board may amend its Bye-laws and do such other things in order to effect the division of 30,000,000 of the Company’s 300,000,000 authorized Common Shares into 10,000,000 additional Class A Convertible Common Shares, 10,000,000 additional Class B Convertible Common Shares, and 10,000,000 additional Class C Convertible Common Shares.

2.      Miscellaneous. This agreement (a) shall be governed by and construed in accordance with the laws of Bermuda, without regard to principles of conflicts of laws and, in connection therewith, each party hereto consents to the exclusive jurisdiction of the Supreme Court of Bermuda over any dispute arising from this letter agreement; (b) shall not be assigned or delegated by any party hereto without the consent of the other parties hereto and shall be binding upon the parties’ respective successors and permitted assigns; (c) may be executed in counterparts and delivered by facsimile transmission; and (d) constitutes the entire agreement among the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings among the parties hereto relating to such subject matter.

IN WITNESS WHEREOF, the Company and the holders of Voting Preferred Shares and Convertible Common Shares have caused this agreement and consent to be executed by their duly authorized representatives.

[SIGNATURE PAGES FOLLOW]

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PXRE GROUP LTD. By: /s/ Robert Myron Name: Robert Myron Title: Senior Vice President and Treasurer

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CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
By:Capital Z Partners, L.P., its general partner
By:Capital Z Partners, Ltd. its sole general partner

By:           /s/ Craig Fisher
          Name: Craig Fisher
          Title: General Counsel

CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
By:Capital Z Partners, L.P., its general partner
By:Capital Z Partners, Ltd. its sole general partner

By:           /s/ Craig Fisher
          Name: Craig Fisher
          Title: General Counsel

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RESERVOIR CAPITAL PARTNERS, L.P. By:Reservoir Capital Group, L.L.C., its sole general partner By: /s/ Craig Huff Name: Craig Huff Title: President

RESERVOIR CAPITAL MASTER FUND, L.P. By:Reservoir Capital Group, L.L.C., its sole general partner By: /s/ Craig Huff Name: Craig Huff Title: President

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RER REINSURANCE HOLDINGS, L.P. By: /s/ Richard E. Rainwater Name: Richard E. Rainwater Title: General Partner By: Melissa T. Parish, Attorney-in-Fact

/s/ Robert Stavis Robert Stavis

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PROXY

PXRE GROUP LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey L. Radke and John M. Modin, and each of them, as proxies and agents, with full power of substitution, to vote for and on behalf of the undersigned all of the Common Shares, Convertible Common Shares or Convertible Voting Preferred Shares of PXRE Group Ltd. that the undersigned would be entitled to vote if personally present at the Special General Meeting of Shareholders to be held on November 18, 2005 at the Company’s headquarters located at 110 Pitts Bay Road, Pembroke HM 08, Bermuda at 9:00 a.m., local time, or at any adjournment or postponement thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED FOR (1) A PROPOSED AMENDMENT TO PXRE GROUP’S BYE-LAWS TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES; (2) A PROPOSED EXCHANGE OF ALL PERPETUAL PREFERRED SHARES ISSUED IN A PRIVATE PLACEMENT INTO COMMON SHARES (OR CONVERTIBLE COMMON SHARES) AND THE AUTOMATIC CANCELLATION OF THE PERPETUAL PREFERRED SHARES UPON RECEIPT OF THE COMMON SHARES; (3) A PROPOSED AMENDMENT TO PXRE GROUP’S BYE-LAWS TO INCREASE THE NUMBER OF AUTHORIZED PREFERRED SHARES; AND (4) A PROPOSED DIVISION OF PXRE GROUP’S NEWLY AUTHORIZED COMMON SHARES INTO THREE PRE-EXISTING CLASSES OF CONVERTIBLE COMMON SHARES.

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

_________________________

     See Reverse Side
_________________________

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     __________________
 < Please detach along perforated line and mail in the envelope provided. <
___________________
___________________

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THIS PROXY CARD. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. PLEASE MARK

YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

	FOR	AGAINST	ABSTAIN
1. Proposal to increase the authorized share capital from $60,000,000 to $360,000,000 by the creation of an additional 300,000,000 Common Shares, par value $1.00 per share ranking pari passu with the existing Common Shares.

2. Proposal to approve the exchange of Perpetual Preferred Shares into Common Shares.

3. Proposal to increase the authorized share capital from $360,000,000 to $380,000,000 by the creation of an additional 20,000,000 Preferred Shares, par value $1.00 per share.

4. Proposal to divide 30,000,000 of PXRE Group’s 300,000,000 newly authorized Common Shares into Class A Common Shares, Class B Common Shares and Class C Common Shares.

I plan to attend the Special Meeting.

_______________________________________________________________________
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

The undersigned hereby revokes any proxy or proxies heretofore given for such shares.

Signature of Shareholder ________________________ Date ______ Signature of Shareholder _________________________ Date ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.